As filed with the Securities and Exchange Commission on February 10, 2003

Securities Act File No. 33-34608

Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 15	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 149	☒
(Check appropriate box or boxes)

CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

of CMA® Multi-State Municipal Series Trust

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

(609) 282-2800

(Registrant’s Telephone Number, including Area Code)

TERRY K. GLENN

CMA® Multi-State Municipal Series Trust

800 Scudders Mill Road, Plainsboro, New Jersey

Mailing Address:

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:	Philip L. Kirstein, Esq.
SIDLEY AUSTIN BROWN & WOOD LLP	FUND ASSET MANAGEMENT, L.P.
787 Seventh Avenue	P.O. Box 9011
New York, New York 10019-6018	Princeton, New Jersey 08543-9011
Attention: Thomas R. Smith, Jr., Esq.

Jeffrey S. Alexander, Esq.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

1400 Merrill Lynch Drive

Pennington, New Jersey 08534

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

www.mlim.ml.com

Prospectus

February 10, 2003

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Tax-Exempt Securities — securities that mature or reset to a new interest rate within 397 days (13 months) and that pay interest exempt from Federal income tax.

CMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

On February 10, 2003, the Tax-Exempt Fund converted from a stand-alone mutual fund into a “feeder” fund that invests all of its assets in a “master” fund, Master Tax-Exempt Trust, (the “Tax-Exempt Trust”), which has the same investment objectives as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt Trust level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust. This structural change in no way affects the investment objectives or investment policies of the Tax-Exempt Fund, the services provided to the Tax-Exempt Fund, or the aggregate amount of expenses incurred by shareholders of the Tax-Exempt Fund. For ease of reference, unless the context otherwise requires, references in this Prospectus to the “Tax-Exempt Fund” will include the Tax-Exempt Trust.

The Tax-Exempt Fund intends to achieve its goals by investing all of its assets in a diversified portfolio of high quality, short term tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term tax-exempt securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 397 days or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund invests in short term tax-exempt securities having one of the two highest short term ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

CMA TAX-EXEMPT FUND	3

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in the same state.

Fund management, as delegated by the Fund’s Board of Trustees, determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in the Tax-Exempt Fund?

Below is a summary of the main risks of investing in the Tax-Exempt Fund. Investing in the Tax-Exempt Fund includes the following main risks:

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities Tax-Exempt Fund management selects will underperform other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Borrowing Risk — the risk that the cost of borrowing for temporary emergency purposes may reduce the Tax-Exempt Fund’s return.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Investing in the Tax-Exempt Fund also includes the risks associated with the following investments:

When Issued Securities, Delayed Delivery Securities, Forward Commitments — the Fund buys or sells these securities at an established price with payment and delivery taking place in the future. There is a risk that the security the Fund buys will lose value prior to its delivery, the security will not be issued or the other party will not meet its obligation.

4	CMA TAX-EXEMPT FUND

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund assumes the credit risk with respect to the third party providing the Fund with the right to demand payment or put (sell) the security.

Municipal Derivatives and Short Term Municipal Derivatives — a variety of securities that represent the Tax-Exempt Fund’s ownership interest in one or more municipal bonds held by a trust or partnership that is coupled with a contractual right to sell (put) that interest to another party for a price equal to face value. The risks are certain unresolved tax, legal, regulatory and accounting issues.

Municipal Lease Obligations — municipal issuer agrees to make payments when due on the lease obligation. The leased obligation is secured by the property. If the issuer defaults on its obligation, the property may be hard to sell or the sale may not cover the Tax-Exempt Fund’s loss.

Illiquid Securities — if the Tax-Exempt Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Tax-Exempt Fund may lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who should invest?

Shares of the Tax-Exempt Fund are offered to participants in the Cash Management Account (“CMA”) financial service (“CMA service”) that includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch cash management account programs and investors maintaining accounts directly with the Fund’s transfer agent.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Tax-Exempt Fund. An investment in the Fund

CMA TAX-EXEMPT FUND	5

may not be appropriate for all investors and is not intended to be a complete investment program. The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax

6	CMA TAX-EXEMPT FUND

RISK/RETURN BAR CHART FOR THE TAX-EXEMPT FUND

The bar chart and table below provide an indication of the risks of investing in the Tax-Exempt Fund. The bar chart shows changes in the Fund’s performance for each of the past ten calendar years, which was prior to its change to a “master/feeder” structure. The table shows the average annual total returns of the Fund for one, five and ten years. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future as a “feeder” fund.

During the ten year period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.22% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 1.00%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Tax-Exempt Fund	1.00%	2.51%	2.65%

CMA TAX-EXEMPT FUND	7

FEES AND EXPENSES FOR THE TAX-EXEMPT FUND

UNDERSTANDING EXPENSES

Tax-Exempt Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that Tax-Exempt Fund investors may bear:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund and the Tax-Exempt Trust.

Management Fee — a fee paid to the Manager for managing the Tax-Exempt Trust.

Administrative Fee — a fee paid to the Administrator for providing administrative services to the Tax-Exempt Fund.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. The combined management and administrative fee rates under the “master/feeder” structure equal the management fee rate paid by the Tax-Exempt Fund as a stand-alone mutual fund. Under the “master/feeder” structure, fees and expenses are divided between the Tax-Exempt Trust, which pays a management fee, and the Tax-Exempt Fund, which pays an administrative fee. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):

Maximum Account Fee(a)	$100

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):(b)

Management Fees(c)	0.14%

Distribution (12b-1) Fees(d)	0.13%

Other Expenses (including transfer agency fees)(e)(f)	0.29%

Total Annual Fund Operating Expenses	0.56%

(a)	Merrill Lynch charges this annual fee to CMA service subscribers. The annual fee for trust accounts is $125. Other programs may charge different or higher fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of expenses of the Tax-Exempt Trust.
(c)	Paid by the Tax-Exempt Trust. This fee was paid by the Tax-Exempt Fund prior to the change to a “master/feeder” structure. See “Management of the Funds — Fund Asset Management” in this Prospectus and “Management of the Funds — Management and Advisory Arrangements — Management Fee” in the Statement of Additional Information.
(d)	The Tax-Exempt Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under a distribution plan that the Tax-Exempt Fund has adopted under rule 12b-1. See “Purchase of Shares — Distribution Plans” in the Statement of Additional Information.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Tax-Exempt Fund. The Tax-Exempt Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Tax-Exempt Fund and the Tax-Exempt Trust. The Tax-Exempt Fund and the Tax-Exempt Trust will reimburse the Manager or its affiliates for such services. Other expenses also includes administrative fees, which are payable to the Administrator by the Tax-Exempt Fund at the annual rate of 0.25% of the Tax Exempt Fund’s average daily net assets.
(f)	Includes administrative fees, which are payable to Fund Asset Management by the Tax-Exempt Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

8	CMA TAX-EXEMPT FUND

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Tax-Exempt Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

CMA Tax-Exempt Fund	$57	$179	$313	$701

This example does not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch cash management account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of the Tax-Exempt Fund whose accounts are maintained directly with the transfer agent and who are not subscribers to the CMA service or other Merrill Lynch cash management account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

CMA TAX-EXEMPT FUND	9

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities with maturities of not more than 397 days (13 months).

Municipal Securities — securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer that pay interest that, in the opinion of counsel to the issuer, is exempt both from Federal income tax and from (i) any applicable state or local income or other taxes and/ or (ii) intangible personal property tax in states that impose such tax.

CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each State Fund’s investment objectives?

Each State Fund’s investment objectives are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax, and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

What are each State Fund’s main investment strategies?

Each State Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities of its designated state. These securities consist principally of municipal notes and commercial paper, short term municipal bonds that are exempt from income tax in the designated state, variable rate demand obligations, and short term municipal derivative securities.

Each State Fund will generally invest at least 80% of its assets in municipal securities that are exempt from income tax in the designated state. Each State Fund may invest up to 20% of its net assets in short term money market securities that are not exempt from Federal or state taxes.

Each State Fund only invests in short term municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency or in unrated securities that Fund management believes are of comparable quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. Certain short term municipal securities have maturities longer than 397 days, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

10	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Yield — the income generated by an investment in a State Fund.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in a State Fund?

Below is a summary of the main risks of investing in a State Fund.

Investing in a State Fund includes the following main risks:

Credit Risk — the risk that the issuer of a security owned by a State Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities State Fund management selects will underperform other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by a State Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that a State Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Borrowing Risk — the risk that the cost of borrowing for temporary emergency purposes may reduce a State Fund’s return.

Concentration Risk — each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

Income Risk — the risk that a State Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

State Specific Risk — each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result, each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	11

Investing in a State Fund also includes the risks associated with the following investments:

When Issued Securities, Delayed Delivery Securities, Forward Commitments — a State Fund buys or sells these securities at an established price with payment and delivery taking place in the future. There is a risk that the security a State Fund buys will lose value prior to its delivery, the security will not be issued or the other party will not meet its obligation.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. A State Fund assumes the credit risk with respect to the third party providing a State Fund with the right to demand payment or put (sell) the security.

Municipal Derivatives and Short Term Municipal Derivatives — a variety of securities that represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership that is coupled with a contractual right to sell (put) that interest to another party for a price equal to face value. The risks are certain unresolved tax, legal, regulatory and accounting issues.

Municipal Lease Obligations — municipal issuer agrees to make payments when due on the lease obligation. The leased obligation is secured by the property. If the issuer defaults on its obligation, the property may be hard to sell or the sale may not cover a State Fund’s loss.

Illiquid Securities — if a State Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Repurchase Agreement Risk — a State Fund buys a security from another party, which agrees to buy it back at an agreed time and price. If the seller fails to repurchase the security and the market value declines, a State Fund may lose money.

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund may lose money if the issuer of an instrument held by the State Fund defaults

12	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

In addition, since each State Fund invests at least 80% of its assets in the municipal securities that are exempt from income tax in its designated state, it is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Who should invest?

Shares of each State Fund are offered to participants in the Cash Management Account (“CMA”) financial service (“CMA service”) that includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch cash management account programs and investors maintaining accounts directly with the Transfer Agent.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in a State Fund. An investment in a State Fund may not be appropriate for all investors and is not intended to be a complete investment program. A State Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

CMA MULTI-STATE MUNICIPAL SERIES TRUST	13

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax and personal income tax in a designated state (and, where applicable, local income tax, and/or value exempt from intangible personal property tax)

14	CMA MULTI-STATE MUNICIPAL SERIES TRUST

RISK/RETURN BAR CHARTS FOR THE STATE FUNDS

The bar charts and tables below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or for each complete calendar year since inception. The tables show the average annual total returns of each State Fund for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.35% (quarter ended March 31, 1994). The Fund’s year-to-date return as of December 31, 2002 was 0.85%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Life of Fund

CMA Arizona Municipal Money Fund	0.85%	2.38%	2.57%	†

†	Inception date is February 8, 1993.

CMA California Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was .84% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.19% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.90%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA California Municipal Money Fund	0.90%	2.26%	2.47%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	15

CMA Connecticut Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.17% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.76%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Connecticut Municipal Money Fund	0.76%	2.24%	2.41%

CMA Massachusetts Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.20% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.86%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Massachusetts Municipal Money Fund	0.86%	2.39%	2.48%

16	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA Michigan Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.21% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.93%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Michigan Municipal Money Fund	0.93%	2.45%	2.55%

CMA New Jersey Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.20% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.87%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA New Jersey Municipal Money Fund	0.87%	2.36%	2.48%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	17

CMA New York Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.23% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.99%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA New York Municipal Money Fund	0.99%	2.47%	2.56%

CMA North Carolina Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.19% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.83%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA North Carolina Municipal Money Fund	0.83%	2.37%	2.51%

18	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA Ohio Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.21% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.97%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Ohio Municipal Money Fund	0.97%	2.50%	2.62%

CMA Pennsylvania Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.20% (quarter ended March 31, 2002). The Fund’s year-to-date return as of December 31, 2002 was 0.90%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Pennsylvania Municipal Money Fund	0.90%	2.43%	2.56%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	19

FEES AND EXPENSES FOR THE STATE FUNDS

UNDERSTANDING EXPENSES

State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that State Fund’s investors may bear:

Expenses paid indirectly by the shareholder:

Annual Fund Operating

Expenses — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to the Manager for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Arizona Fund	California Fund	Connecticut Fund	Massachusetts Fund	Michigan Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.50%	0.41%	0.49%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.09%	0.02%	0.05%	0.06%	0.07%

Total Annual Fund Operating Expenses	0.72%	0.56%	0.67%	0.69%	0.70%

Shareholder Fees (fees paid directly by the shareholder):	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.45%	0.41%	0.50%	0.50%	0.49%

Distribution (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.04%	0.03%	0.07%	0.06%	0.05%

Total Annual Fund Operating Expenses	0.62%	0.57%	0.70%	0.69%	0.67%

(a)	Merrill Lynch charges this annual program fee to CMA service subscribers. The annual fee for trust accounts is $125. Other programs may charge different or higher fees.
(b)	See “Management of the Funds — Fund Asset Management” and “Management of the Funds — Management and Advisory Arrangements — Management Fee” in the Statement of Additional Information.
(c)	Each State Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each State Fund has adopted under Rule 12b-1. See “Purchase of Shares — Distribution Plans” in the Statement of Additional Information.
(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each State Fund. The State Funds each pay a fee for these services. The Manager or its affiliates also provide certain accounting services to each State Fund and each Fund reimburses the Manager or its affiliates for such services.

20	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Examples:

The following examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Arizona Fund	$74	$230	$401	$894

California Fund	57	179	313	701

Connecticut Fund	68	214	373	835

Massachusetts Fund	70	221	384	859

Michigan Fund	72	224	390	871

New Jersey Fund	63	199	346	774

New York Fund	58	183	318	714

North Carolina Fund	72	224	390	871

Ohio Fund	70	221	384	859

Pennsylvania Fund	68	214	373	835

These examples do not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch cash management account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of a State Fund whose accounts are maintained directly with the Transfer Agent and who are not subscribers to the CMA service or other Merrill Lynch cash management account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	21

YIELD INFORMATION

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each Fund’s current 7-day yield, call 1-800-221-7210.

22	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Details About Each Fund

ABOUT THE TAX-EXEMPT FUND PORTFOLIO MANAGER

Peter J. Hayes is the portfolio manager of the Tax-Exempt Fund. Mr. Hayes has been a First Vice President of Merrill Lynch Investment Managers since 1997, was a Vice President of Merrill Lynch Investment Managers from 1988 to 1997 and has been employed by Merrill Lynch Investment Managers since 1987.

ABOUT THE MANAGER AND ADMINISTRATOR

Fund Asset Management serves as the Manager and Administrator.

HOW EACH FUND INVESTS

TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity. The Fund tries to achieve its objective by investing in a diversified portfolio of short term tax-exempt securities.

These securities mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Tax-Exempt Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Tax-Exempt Fund.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its investment objective:

Management of the Tax-Exempt Fund will seek to keep its assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Tax-Exempt Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in the same state.

The Tax-Exempt Fund may invest up to 10% of its net assets in illiquid securities.

CMA TAX-EXEMPT FUND	23

Illiquid Securities — securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have legal or contractual restrictions on resale.

The Tax-Exempt Fund will not invest in taxable securities, except that certain tax-exempt bonds, known as “private activity bonds,” may subject certain investors to a Federal alternative minimum tax. Distributions of tax-exempt income from the Fund may be subject to state and local income taxes. Distributions of capital gains, if any, will generally be subject to Federal and state (and local, if applicable) income taxes.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term municipal debt obligations often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term debt obligations that pay interest exempt from Federal income tax. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Tax-Exempt Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

24	CMA TAX-EXEMPT FUND

ABOUT THE STATE FUNDS PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Vice President of Merrill Lynch Investment Managers since 1991.

Steven Lewis is the portfolio manager of the CMA California, Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President of Merrill Lynch Investment Managers from 1995 to 1998.

Darrin SanFillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. SanFillippo has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President of Merrill Lynch Investment Managers from 1994 to 1998.

Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Vice President of Merrill Lynch Investment Managers since 1985.

ABOUT THE MANAGER

Each State Fund is managed by Fund Asset Management.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

When Issued Securities and Delayed Delivery Securities — The Tax-Exempt Fund may buy or sell short term tax-exempt securities on a when issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income tax and the designated State’s (and, where applicable, local) personal income tax (and in certain instances, value exempt from state or local intangible personal property tax), preservation of capital and liquidity. Each State Fund tries to achieve its goals by investing in a portfolio of short term municipal securities of its designated state.

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days.

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	25

securities which, in the opinion of Fund management, as delegated by each State Fund’s Board of Trustees, are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Each State Fund will generally invest at least 80% of its assets in short term municipal securities that are exempt from income tax in its designated state. Each State Fund normally may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes. For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term securities other than those that are exempt from income tax in its designated state.

No more than 10% of each State Fund’s net assets will be invested in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

Among the securities the State Funds may buy are:

Municipal Bonds — long term debt obligations that pay interest exempt from Federal income tax and a State Fund’s designated state (and, where applicable, local) income tax. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

26	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

Money Market Securities — short term debt instruments such as U.S. Treasury bills.

Repurchase Agreements; Purchase Contracts and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase contracts and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period. A purchase contract and sale contract is similar to a repurchase agreement, but purchase contracts and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	27

When Issued Securities, Delayed Delivery Securities and Forward Commitments — A State Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objectives or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates go down and decrease when interest rates go up. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

28	CMA TAX EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Borrowing Risk — Each Fund may borrow only for temporary emergency purposes and to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

Income Risk — Each Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

When Issued Securities, Delayed Delivery Securities And Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of the commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.

Illiquid Securities — If a Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Variable Rate Demand Obligations and Municipal Derivatives — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	29

Short Term Municipal Derivatives — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service has never ruled on the subject of whether such pass-through income is tax-exempt. Each Fund receives an opinion of counsel that pass-through income is tax-exempt, but that does not mean that the IRS will never rule that pass-through income is taxable.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but it is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligation, the leased obligation is secured by the leased property. It may be difficult, however, to sell the property and the proceeds of a sale might not cover the Fund’s loss.

ADDITIONAL RISKS APPLICABLE TO THE STATE FUNDS

Concentration Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the State Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

30	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Arizona — During the 1990’s, Arizona’s efforts to diversify its economy enabled it to realize and sustain increasing growth rates. Like other areas of the country, however, Arizona is currently feeling the effects of the general economic slowdown, the results of which have included increased unemployment and lower than projected State revenues.

After the Arizona Supreme Court ruled in 1994 that the State’s system for financing its public school system was unconstitutional, Arizona adopted a new method of financing its public schools. This new method of school financing includes the use of revenues from a voter approved sales tax increase. As a result of the economic slowdown referred to above, according to preliminary numbers, Arizona revenue collections resulting from this tax increase are significantly less than predicted.

The State of Arizona is not authorized to issue general obligation bonds.

California — During the late 1990’s, California’s economy began to recover from a deep recession it suffered at the beginning of the decade. California’s financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California’s cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. The 2002-2003 Budget Act (the “2002 Budget Act”) was signed by the Governor on September 5, 2002. The 2002 Budget Act closed the $23.6 billion shortfall through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. The State Legislative Analyst (the “Legislative Analyst”), fiscal experts and political leaders in California acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a “structural deficit.” The

CMA MULTI-STATE MUNICIPAL SERIES TRUST	31

Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. The State of California has projected a $34.8 billion shortfall for fiscal year 2003-2004. California’s general obligation bonds are currently rated A1, A and A by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch, Inc. (“Fitch”), respectively with some agencies maintaining a negative outlook.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund surpluses, a substantial deficit was experienced in the 2001-2002 fiscal year, and further substantial deficits are projected for the 2002-2003 and 2003-2004 fiscal years. Moody’s, S&P and Fitch currently rate the State of Connecticut’s general obligation bonds Aa2, AA and AA, respectively, but both Moody’s and S&P are maintaining a “negative” credit outlook on such bonds.

Massachusetts — Massachusetts’ economy has recently slowed, resulting in a significant downturn in the tax revenues received by the Commonwealth. Massachusetts was able to achieve a balanced budget for its most recent fiscal year ended June 30, 2002 only through significant use of reserves, and the Commonwealth expects that its financial condition will continue to present challenges. The unemployment rate in Massachusetts has been rising, and the consumer confidence index in Massachusetts has slipped. As of November 1, 2002 Moody’s, S&P and Fitch rated the Commonwealth of Massachusetts general obligation bonds Aa2, AA- and AA-, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth. There can be no assurance that these ratings will continue.

Michigan — Michigan’s economy is closely tied to the economic cycles of the automobile industry. While in the last

32	CMA MULTI-STATE MUNICIPAL SERIES TRUST

several years increased automobile production and an increasingly diversified economy have led to an unemployment rate that, for the years 1996-2001, was below the national average, the unemployment rate, for the last 12 months, has slightly exceeded the national average. Michigan has reported balanced budgets and year-end General Fund surpluses for six of the last eight years. Moody’s, S&P and Fitch currently rate the State of Michigan’s general obligation bonds Aaa, AAA and AA+, respectively.

New Jersey — Economic forecasts as of December 2002 for the national and New Jersey economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. New Jersey and the nation may experience further near-term slow growth and the expected recovery may stall into early 2003 if consumers, investors, and businesses become more cautious than currently assumed. The fundamentals of New Jersey’s economic health, however, remain stable, and the long run prospects for economic growth in New Jersey in 2003 and beyond are favorable. Moody’s downgraded the State of New Jersey’s general obligation bonds from Aa1 to Aa2 on March 2, 2002. On April 25, 2002 and June 4, 2002, respectively, Fitch and S&P both downgraded the State’s general obligation bonds from AA+ to AA.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. It now appears more likely that the national and New York economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	33

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. North Carolina has experienced a positive General Fund balance for each of the last six fiscal years, and until 2001, the unemployment rate had consistently been below the national average. Due to the general economic downturn and national recession, however, North Carolina has experienced an increase in its unemployment rate to just above the national average. Additionally, there was an $850 million budget shortfall in fiscal year 2000-2001, and a budget shortfall of $1.55 billion at the end of fiscal year 2001-2002. North Carolina has tapped reserves and raised some taxes in order to maintain a balanced budget as required by its State Constitution. Both S&P and Fitch currently rate the State of North Carolina’s general obligation bonds AAA, which is in each agency’s highest rating category. On August 19, 2002, Moody’s downgraded the State of North Carolina’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited North Carolina’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade.

Ohio — The Fund will invest primarily in Ohio municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, has recently suffered from the effects of recession. Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively, although Moody’s (in December 2001) and S&P (in June 2002) have issued negative outlooks for Ohio bonds.

Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. In addition, the recent national economic recession and the

34	CMA MULTI-STATE MUNICIPAL SERIES TRUST

continuing economic uncertainty has had and may continue to have a negative impact on the Pennsylvania economy. During the fiscal year ended 2002, the Pennsylvania General Fund revenues were approximately 5.9% below estimate and expenditures from Commonwealth revenues exceeded revenues causing a $1.2 billion operating deficit. Fiscal 2003 year to date revenues through January 2003 are approximately $253.1 million (2.2%) below estimate. Based on fiscal year actual revenues through November 2002, the fiscal year 2003 General Fund revenues were anticipated to be $433.3 million below budget estimates by the end of the 2003 fiscal year (although newly-elected Govenor Rendell has indicated that the state’s fiscal problems may be significantly worse). Outgoing Governor Schweiker had taken action to reduce current fiscal year expenditures and had proposed other actions to maintain an unappropriated surplus balance at fiscal year-end. Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	35

MERRILL LYNCH CMA FINANCIAL SERVICE

The CMA service includes a CMA account and an optional Beyond Banking account. The CMA account and the Beyond Banking account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money market deposit accounts maintained with banks, certain money market funds and a Visa® card/check account (“Visa® Account”). Subscribers to the CMA service are charged an annual fee, presently $100 ($125 for trust accounts). Automatic deposit or investment of free cash balances in CMA and Beyond Banking accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in CMA and Beyond Banking accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In limited circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus. In this prospectus, the Tax-Exempt Fund and the State Funds are collectively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA service, are collectively referred to as the “CMA Funds.”

The CMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the CMA Funds, but is not intended to provide detailed information concerning CMA service. If you want more information about the CMA service, please review the CMA service and Beyond Banking account disclosures and account agreement.

Shares of the Funds also are offered to participants in certain other Merrill Lynch cash management account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to participants in those programs.

The Funds are money market funds whose shares are offered to participants in the CMA service as well as certain other Merrill Lynch cash management programs. Each CMA Fund is a no-load money market fund that seeks current income, preservation of capital and liquidity from investing in short term securities.

Each Fund has its own investment objectives, investment strategies and risks. We cannot guarantee that any of the Funds will achieve its objectives.

36	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Your Account

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch. You may also buy and sell shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-221-7210. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before such Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Acts accounts.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	37

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment

If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch cash management account program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA or Beyond Banking accounts automatically invested in shares of the Fund designated as your primary money account

If you are a CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

• Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

• Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

• A cash deposit of $1 or more to a Beyond Banking account or of $1,000 or more to a CMA account, a cash balance of $1 or more to a Beyond Banking account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

38	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Buy Shares (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order

If you are a CMA service or other Merrill Lynch cash management account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch cash management account program at any time for any reason.

When purchasing shares as a CMA service subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch cash management programs may be subject to different annual participation fees from CMA service participants.

Or contact the Transfer Agent

If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at 1-800-221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer

You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

Transfer to a non-participating securities dealer

If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	39

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Automatic Redemption

Each Fund has instituted an automatic redemption procedure for CMA service subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.

Have your Merrill Lynch Financial Advisor submit your sales order

If you are a CMA service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

40	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — Exempt-income, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day that either the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Fund.

DIVIDENDS AND TAXES

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions most of which will be exempt from Federal income tax and, for the State Funds, the designated state’s personal income tax and, in certain instances local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

To the extent that the dividends distributed by a Fund are from tax-exempt bond interest income, they are exempt from Federal income tax, and to the extent derived from interest on municipal bonds of a designed state, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	41

residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates from ordinary income dividends for Federal income tax purposes.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your ordinary income dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number to the Fund in which you invest or the number is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

ELECTRONIC DELIVERY

The Tax-Exempt Fund and each State Fund are now offering electronic delivery of communications to its shareholders. In order to receive this service,

42	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

you must register your account and provide us with your e-mail information. To sign up for this service, simply access the website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	43

Management of the Funds

FUND ASSET MANAGEMENT

Fund Asset Management, the Manager of the Tax-Exempt Trust and each State Fund, manages the Tax-Exempt Trust and each State Fund’s investments and its business operations under the overall supervision of the Board of Trustees of the Tax-Exempt Trust or CMA Multi-State Municipal Series Trust, as applicable. The Manager has the responsibility for making all investment decisions for the Tax-Exempt Trust and each State Fund. The Tax-Exempt Trust pays the Manager a management fee at the annual rate of 0.250% of the Trust’s average daily net assets not exceeding $500 million; 0.175% of its average daily net assets exceeding $500 million but not exceeding $1 billion, and 0.125% of its average daily net assets exceeding $1 billion. The Tax-Exempt Fund pays the Administrator an administrative fee at the annual rate of 0.25% of the Tax-Exempt Fund’s average daily net assets. Each State Fund pays the Manager a fee at the annual rate of 0.500% of the State Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 2002.

MASTER/FEEDER STRUCTURE FOR TAX-EXEMPT FUND

The Tax-Exempt Fund is a “feeder” fund that invest its assets in the Tax-Exempt Trust. Investors in the Tax-Exempt Fund will acquire an indirect interest in the Tax-Exempt Trust.

The Tax-Exempt Trust may accept investments from other feeder funds, and all the feeder funds of the Tax-Exempt Trust bear the Tax-Exempt Trust’s expenses in proportion to their assets. This structure may enable the Tax-Exempt Fund to reduce costs through economies of scale. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeder feeders may offset each other and produce a lower net cash flow.

44	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund.

Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt Trust.

The Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Tax-Exempt Fund’s assets directly.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	45

FINANCIAL HIGHLIGHTS FOR THE TAX-EXEMPT FUND

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information with respect to the past five years ended March 31 has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, is included in each Fund’s Annual Report. The financial information with respect to the six month period ended September 30, 2002 is unaudited and is included in each Fund’s Semi-Annual Report. Each Fund’s Annual Report and Semi-Annual Report are available upon request. These periods cover operations prior to the Tax-Exempt Fund’s change to a “master/feeder” structure.

	CMA Tax-Exempt Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	†	— †	— †	— †	— †	— †

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends from investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.01	%*	1.76%	3.51%	2.91%	2.87%	3.16%

Ratios to Average Net Assets:

Expenses	.54	%*	.55%	.54%	.54%	.55%	.55%

Investment income — net	1.01	%*	1.78%	3.46%	2.87%	2.83%	3.11%

Supplemental Data:

Net assets, end of period (in thousands)	$10,043,233		$10,545,626	$10,379,038	$10,188,792	$9,730,131	$9,356,705

*	Annualized
†	Amount is less than $.01 per share.

46	CMA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS

	Arizona Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—		—	— †	— †	— †	— †

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends from investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.81	%*	1.68%	3.37%	2.80%	2.73%	3.05%

Ratios to Average Net Assets:

Expenses	.72	%*	.71%	.74%	.71%	.73%	.74%

Investment income — net	.82	%*	1.71%	3.31%	2.76%	2.69%	2.99%

Supplemental Data:

Net assets, end of period (in thousands)	$186,700		$227,708	$248,880	$227,210	$214,018	$213,277

*	Annualized.
†	Amount is less than $.01 per share.

	California Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	†	— †	— †	— †	— †	— †

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends from investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.91	%*	1.61%	3.02%	2.59%	2.68%	3.06%

Ratios to Average Net Assets:

Expenses	.56	%*	.57%	.58%	.58%	.58%	.59%

Investment income — net	.92	%*	1.58%	2.98%	2.56%	2.63%	3.00%

Supplemental Data:

Net assets, end of period (in thousands)	$2,547,503		$2,714,886	$2,429,174	$2,312,154	$2,270,864	$2,005,663

*	Annualized.
†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	47

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	Connecticut Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	†	— †	— †	— †	— †	— †

Total from investment operations	—		.02	.03	.03	.03	.03

Less dividends from investment income — net	—	†	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.76	%*	1.49%	3.21%	2.66%	2.62%	2.93%

Ratios to Average Net Assets:

Expenses	.67	%*	.67%	.67%	.67%	.70%	.69%

Investment income — net	.77	%*	1.50%	3.16%	2.63%	2.58%	2.88%

Supplemental Data:

Net assets, end of period (in thousands)	$519,085		$631,776	$644,360	$623,491	$481,633	$453,295

*	Annualized.
†	Amount is less than $.01 per share.

	Massachusetts Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—		— †	— †	— †	—	— †

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends and distributions:

Investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Realized gain on investments — net	—		—	—	— †	—	—

Total dividends and distributions	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.86	%*	1.70%	3.34%	2.80%	2.77%	3.03%

Ratios to Average Net Assets:

Expenses	.69	%*	.70%	.70%	.70%	.72%	.72%

Investment income — net	.86	%*	1.74%	3.28%	2.76%	2.72%	2.98%

Supplemental Data:

Net assets, end of period (in thousands)	$397,196		$451,288	$525,563	$409,700	$331,437	$268,929

*	Annualized.
†	Amount is less than $.01 per share.

48	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	Michigan Fund

Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—		—	— †	— †	— †	— †

Total from investment operations	—		.02	.03	.03	.03	.03

Less dividends from investment income — net	—	†	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.97	%*	1.74%	3.47%	2.86%	2.78%	3.07%

Ratios to Average Net Assets:

Expenses	.70	%*	.70%	.70%	.70%	.71%	.71%

Investment income — net	.98	%*	1.77%	3.40%	2.81%	2.72%	3.02%

Supplemental Data:

Net assets, end of period (in thousands)	$317,378		$360,558	$391,944	$360,334	$393,612	$306,046

*	Annualized.
†	Amount is less than $.01 per share.
	New Jersey Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain on investments — net	—	†	— †	— †	— †	— †	— †

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends and distributions:
Investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)
Realized gain on investments — net	—	†	—	—	—	—	—

Total dividends and distributions	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.88	%*	1.66%	3.35%	2.74%	2.71%	2.97%

Ratios to Average Net Assets:

Expenses	.62	%*	.62%	.62%	.64%	.66%	.66%

Investment income — net	.88	%*	1.68%	3.27%	2.71%	2.65%	2.92%

Supplemental Data:

Net assets, end of period (in thousands)	$1,123,429		$1,266,932	$1,309,394	$1,085,988	$1,017,235	$799,997

*	Annualized.
†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	49

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	New York Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	†	— †	— †	— †	— †	— †

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends from investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.00	%*	1.74%	3.49%	2.86%	2.79%	3.09%

Ratios to Average Net Assets:

Expenses	.57	%*	.57%	.58%	.58%	.61%	.61%

Investment income — net	1.01	%*	1.72%	3.42%	2.83%	2.74%	3.04%

Supplemental Data:

Net assets, end of period (in thousands)	$2,403,983		$2,663,032	$2,523,324	$2,177,183	$1,826,720	$1,556,021

* Annualized. † Amount is less than $.01 per share.

	North Carolina Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	†	—	—	— †	— †	— †

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends from investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.83	%*	1.63%	3.42%	2.76%	2.73%	3.02%

Ratios to Average Net Assets:

Expenses	.70	%*	.71%	.71%	.71%	.71%	.71%

Investment income — net	.83	%*	1.62%	3.36%	2.72%	2.69%	2.97%

Supplemental Data:

Net assets, end of period (in thousands)	$315,847		$366,196	$330,559	$291,536	$304,066	$307,069

*	Annualized.
†	Amount is less than $.01 per share.

50	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (concluded)

	Ohio Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01		.02	.03	.03	.03	.03

Realized gain on investments — net	—		— †	—	— †	—	—

Total from investment operations	.01		.02	.03	.03	.03	.03

Less dividends and distributions:
Investment income — net	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)
Realized gain on investments — net	—	†	—	—	—	—	—

Total dividends and distributions	(.01)		(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.02	%*	1.81%	3.49%	2.89%	2.85%	3.15%

Ratios to Average Net Assets:

Expenses	.69	%*	.70%	.70%	.69%	.71%	.70%

Investment income — net	1.02	%*	1.83%	3.43%	2.85%	2.80%	3.09%

Supplemental Data:

Net assets, end of period (in thousands)	$434,877		$454,196	$461,941	$432,473	$402,370	$394,715

* Annualized. † Amount is less than $.01 per share.

	Pennsylvania Fund
Increase (Decrease) in Net Asset Value:	Six Month Period Ended September 30, 2002		For the Year Ended March 31,
	(unaudited)		2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.02	.03	.03	.03	.03

Realized loss on investments — net	—		— †	— †	— †	— †	— †

Total from investment operations	—		.02	.03	.03	.03	.03

Less dividends from investment income — net	—	†	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.94	%*	1.71%	3.47%	2.81%	2.77%	3.08%

Ratios to Average Net Assets:

Expenses	.67	%*	.68%	.68%	.69%	.70%	.70%

Investment income — net	.94	%*	1.72%	3.42%	2.78%	2.71%	3.03%

Supplemental Data:

Net assets, end of period (in thousands)	$550,782		$628,356	$601,403	$539,177	$528,840	$443,012

*	Annualized.
†	Amount is less than $.01 per share.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	51

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Shareholder Reports	For More Information

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports. You may obtain these reports at no cost by calling 1-800-221-7210.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about each Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing to the CMA Tax-Exempt Fund or the CMA Multi-State Municipal Series Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-221-7210

.

Contact your Merrill Lynch Financial Advisor or contact the CMA Tax-Exempt Fund or CMA Multi-State Municipal Series Trust at the telephone number or address indicated above, if you have any questions.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-3111 and #811-5011

Code #16817-0203

©Fund Asset Management, L.P.

Prospectus

February 10, 2003

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® ARIZONA MUNICIPAL MONEY FUND	CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND	CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND	CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND	CMA® OHIO MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND	CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

CMA Tax-Exempt Fund (the “Tax-Exempt Fund”) is a diversified no-load money market fund seeking current income exempt from Federal income tax, preservation of capital and liquidity available from investing in short term tax-exempt money market securities. CMA Multi-State Municipal Series Trust (the “Trust”) consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and Tax-Exempt Fund are collectively referred to herein as the “Funds”). Each State Fund is a non-diversified, no-load money market fund seeking current income exempt from Federal income tax, the designated state’s personal income tax and, in certain instances, local personal income tax, and, where applicable, value exempt from local personal property tax and/or state intangible personal property tax as well as preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt money market obligations. There can be no assurance that a Fund’s investment objective will be achieved. The Funds may invest in certain tax-exempt securities classified as “private activity bonds” that may subject certain investors in such Funds to a Federal alternative minimum tax. The State Funds also may invest in derivative or synthetic municipal instruments.

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in the Master Tax-Exempt Trust (the “Tax-Exempt Trust” and together with the Trust, the “Trusts”), which has the same investment objectives as the Tax-Exempt Fund. All investments are made at the Tax-Exempt Trust level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust. This structure is sometimes called a “master/feeder” structure. No assurance can be given that the Tax-Exempt Fund or the Tax-Exempt Trust will achieve their investment objectives. For ease of reference, unless the context otherwise requires, references in this Statement of Additional Information to the Tax-Exempt Fund will include the Tax-Exempt Trust and references to the Board of Trustees of the Tax-Exempt Fund will include the Board of Trustees of the Tax-Exempt Trust.

The Funds’ shares are offered to participants in the Cash Management Account® (“CMA”) financial service (“CMA service”) of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) and to participants in other Merrill Lynch cash management account programs, to provide a medium for the investment of free cash balances held in CMA accounts and Beyond BankingSM (“Beyond Banking”) accounts. CMA and Beyond Banking accounts are conventional Merrill Lynch cash securities or margin securities accounts (“Securities Account”) that are linked to the Funds, to money market deposit accounts maintained with depository institutions and to a Visa® card/check account (“Visa Account”). In limited circumstances CMA accounts may be linked to certain other money market funds (collectively, with the Funds, the “CMA Funds”). The CMA Funds, bank accounts at Merrill Lynch’s affiliated, FDIC-insured depository institutions (the “Merrill Lynch Banks”), and the Insured SavingsSM Account (the “Insured Savings Account”) are collectively referred to as “Money Accounts.”

(continued on next page)

Fund Asset Management — Manager

The date of this Statement of Additional Information is February 10, 2003.

Merrill Lynch charges certain fees for CMA service subscribers as described in the CMA and Beyond Banking account disclosures and account agreement. Other Merrill Lynch cash management account programs may charge different or higher fees, as described in the relevant program description documents. The shares of the Funds may be purchased without the imposition of the CMA service or other program fees by individual investors maintaining accounts directly with the Transfer Agent. The minimum initial purchase for non-program subscribers is $5,000 and subsequent purchases must be $1,000 or more. Such investors will not receive any of the additional services available to program subscribers, such as a Visa® card/check account or the automatic investment of free cash balances.

CMA service subscribers (and other Merrill Lynch cash management program participants) should read this Statement of Additional Information in conjunction with the relevant disclosures that are furnished in connection with subscription to the program. Reference is made to such disclosures for information with respect to the relevant service, including the fees related thereto. Information concerning the other CMA Funds is contained in the prospectus relating to each such CMA Fund and information concerning the bank deposit programs are contained in disclosures furnished in connection with those programs. For more information about Merrill Lynch cash management account programs, call toll-free from anywhere in the U.S. 1-800-CMA-INFO (1-800-262-4636).

Unless otherwise indicated, the information set forth in this Statement of Additional Information is applicable to each Fund. Management of the Trust and the Tax-Exempt Fund has considered the possibility that the use of a combined prospectus may subject a CMA Fund or CMA Funds to liability for an alleged misstatement relating to another CMA Fund or CMA Funds. Management believes this possibility is remote.

This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated February 10, 2003 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling  (800) MER-FUND or by writing to the Trust or the Tax-Exempt Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. Each Fund’s unaudited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Semi-Annual Report. You may request a copy of the Annual Report and the Semi-Annual Report at no charge by calling (800) 221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

INVESTMENT OBJECTIVES AND POLICIES

Tax-Exempt Fund

Investment Objectives.    The Tax-Exempt Fund is a no-load tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are current income exempt from Federal income tax, preservation of capital and liquidity. The Tax-Exempt Fund seeks to achieve its objective by investing in a diversified portfolio of short term high quality tax-exempt money market securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest on which, according to bond counsel to the issuer, is exempt from Federal income tax (such obligations are herein referred to as “Tax-Exempt Securities”). The Tax-Exempt Fund may invest in certain otherwise tax-exempt securities which are classified as “private activity bonds” which may subject certain investors to a Federal alternative minimum tax. See “Dividends and Taxes — Taxes.” The investment objectives of the Tax-Exempt Fund described in this paragraph are a fundamental policy of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of the Tax-Exempt Fund. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

The Tax-Exempt Fund can be expected to offer a lower yield than longer term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short term Tax-Exempt Securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in the Tax-Exempt Trust, which has the same investment objectives as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt Trust level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust. No assurance can be given that the investment objectives of the Tax-Exempt Fund or the Tax-Exempt Trust will be realized. The investment objectives of the Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding voting securities as defined in the Investment Company Act of 1940 (the “Investment Company Act”).

Investment in the Tax-Exempt Fund shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term Tax-Exempt Securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

The Tax-Exempt Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with a remaining maturity of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) (see “VRDOs and Participating VRDOs” below) and derivative or synthetic municipal instruments (“Derivative Products”) (see “Derivative Products” below). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short term maturity and quality standards of the Tax-Exempt Fund.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in industrial development bonds or private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

VRDOs and Participating VRDOs.    VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments are typically based upon the public Securities Association Index or some other appropriate interest rate adjustment index.

The Tax-Exempt Fund may also invest in Participating VRDOs in variable rate tax-exempt obligations held by a financial institution, typically commercial banks (“institutions”). Participating VRDOs provide the Tax-Exempt Fund with a specific undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. The Tax-Exempt Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund’s restriction on illiquid investments unless, in the judgment of the Tax-Exempt Fund’s Board of Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to Fund Asset Management, L.P. (the “Manager”) the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

The Tax-Exempt Fund has been advised by its counsel that the Tax-Exempt Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations provided that the Tax-

Exempt Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is presently contemplated that the Tax-Exempt Fund will not invest more than a limited amount (not more than 20%) of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. The Tax-Exempt Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods when prevailing interest rates have increased, the Tax-Exempt Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Derivative Products.    The Tax-Exempt Fund may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which the Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell (“put”) the Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The Tax-Exempt Fund may also invest in other forms of Derivative Products.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Tax-Exempt Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While the Tax-Exempt Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Derivative Products would be deemed taxable.

Municipal Lease Obligations.    Also included within the general category of the Tax-Exempt Securities are certificates of participation (“COPs”), issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issue for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Tax-Exempt Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Tax-Exempt Fund’s net assets. The Tax-Exempt Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Purchase or Sale of Tax-Exempt Securities on a Delayed Delivery Basis or on a When-Issued Basis.    Tax-Exempt Securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Tax-Exempt Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Tax-Exempt Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Tax-Exempt Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of the Tax-Exempt Fund’s net assets would become so committed. Purchasing Tax-Exempt Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Tax-Exempt Fund will maintain a separate account at its custodian consisting of cash or liquid Tax-Exempt Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

Purchase of Securities with Fixed Price “Puts.”    The Tax-Exempt Fund has authority to purchase fixed rate Tax-Exempt Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs which enable the Tax-Exempt Fund to dispose of the security at a time when the market value of the security approximates its par value.

Short Term Maturity Standards.    All of the investments of the Tax-Exempt Fund will be in securities with remaining maturities of not more than 397 days (13 months). The dollar-weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less. The maturity of VRDOs (including Participating VRDOs) is deemed to be the longer of (i) the notice period required before the Tax-Exempt Fund is entitled to receive payment of the principal amount of the VRDO upon demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by the Tax-Exempt Fund through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

High Quality Standards.    The Tax-Exempt Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations which (i) are secured by a pledge of the full faith and credit of the United States, or (ii) are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. The Tax-Exempt Fund’s investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody’s and S&P. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of standby letters of credit or similar commitments issued by financial institutions and, in such instances, the Board of Trustees and the Manager will take into account the obligation of the financial institution in assessing the quality of such instrument. The Tax-Exempt Fund may also purchase other types of tax-exempt instruments if, in the opinion of the Trustees, such obligations are equivalent to securities having the ratings described above. For a description of Tax-Exempt Securities and such ratings, see “Information Concerning Tax-Exempt Securities” in Appendix L.

Preservation of capital is a prime investment objective of the Tax-Exempt Fund, and, while the types of short term Tax-Exempt Securities in which the Tax-Exempt Fund invests are not completely risk free, such securities are generally considered by the Manager to have low risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. These securities have a lower principal risk compared to lower rated obligations and, generally, to longer term obligations which entail the risk of changing conditions over a longer period of time.

Other Factors.    Management of the Tax-Exempt Fund will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on the Tax-Exempt Fund’s portfolio. Because the Tax-Exempt Fund does not intend to realize taxable investment income, it will not invest in taxable short term money market securities. Tax-Exempt Securities generally do not trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when the Tax-Exempt Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or maturities of portfolio securities. The Tax-Exempt Fund may also be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be fully invested would lower the yield on the portfolio.

The Tax-Exempt Fund’s portfolio holdings represent a significant percentage of the market in short term tax-exempt securities and the yield on the portfolio could be negatively impacted from time to time by a lack of availability of short term high quality Tax-Exempt Securities. The Tax-Exempt Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities, it is determined that it is not in the interests of the Tax-Exempt Fund’s shareholders to issue additional shares.

Investment Restrictions.    The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Tax-Exempt Fund’s outstanding shares (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under its fundamental investment restrictions, provided that none of the following shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objectives (in a master/feeder structure), the Tax-Exempt Fund may not:

(1)  purchase any securities other than Tax-Exempt Securities referred to herein and in Appendix L under the heading “Information Concerning Tax-Exempt Securities”;

(2)  invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3)  invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4)  make investments for the purpose of exercising control or management;

(5)  purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6)  purchase or sell real estate (provided that such restriction shall not apply to Tax-Exempt Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7)  purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

(8)  make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Tax-Exempt Securities subject to put options as set forth herein and in the Appendix L under the heading “Information Concerning Tax-Exempt Securities;”

(9)  make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Tax-Exempt Securities (the acquisition of a portion of an issue of Tax-Exempt Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(10)  borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11)  mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12)  invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities;

(13)  act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14)  issue senior securities to the extent such issuance would violate applicable law; and

(15)  invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

As a fundamental policy, each of the Tax-Exempt Fund and the Tax-Exempt Trust will, under normal circumstances, invest at least 80% of its assets in securities the income from which is exempt from Federal income tax and any Federal alternative minimum tax or will invest in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax and any Federal alternative minimum tax. For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes.

The Tax-Exempt Trust has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Tax-Exempt Trust may not:

(1)  Borrow money, except that (i) the Tax-Exempt Trust may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed),

(ii) the Tax-Exempt Trust may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt Trust may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt Trust’s Prospectus and Statement of Additional Information. The Tax-Exempt Trust may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt Trust’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2)  Make any investment inconsistent with the Tax-Exempt Trust’s classification as a diversified investment company under the Investment Company Act.

The Tax-Exempt Trust also has adopted non-fundamental investment restrictions, that may be changed by the Tax-Exempt Trust’s Board of Trustees without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Tax-Exempt Trust may not:

a.  Write, purchase or sell puts, calls or combinations thereof.

b.  Subject to its fundamental investment restrictions, the Tax-Exempt Trust may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt Trust.

State Funds

The investment objectives of each State Fund are to seek current income exempt from Federal and the designated state’s personal income taxes and, in certain instances, local personal income tax and, where applicable, value exempt from state personal property tax and/or local intangible personal property tax. There can be no assurance that each State Fund’s investment objectives will be achieved. Each State Fund also seeks preservation of capital and liquidity. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of short term, high quality tax exempt money market securities with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying obligations, such as obligations issued by or on behalf of Puerto Rico, the Virgin Islands and Guam and Derivative Products, the interest from which is exempt, in the opinion of counsel to the issuer, from Federal income tax and the designated state’s personal (and where applicable, local) income tax. It is expected that the value of such investments would be exempt from state personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the State Fund’s outstanding securities (as defined below). Reference is made to “How Each Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a non-diversified fund under the Investment Company Act.

The State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and/or local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from Federal income tax but not state or, where relevant, local personal income tax and the value of which may be subject to state or local intangible personal property tax. Such obligations, either separately or together with State Municipal Securities, are herein referred to as “Municipal Securities.”

The State Funds can be expected to offer lower yields than longer-term municipal bond funds because the types of securities in which the State Funds will invest, as described in the Prospectus (State Municipal Securities or Municipal Securities), have shorter maturities and therefore tend to produce lower yields than longer-term municipal securities. Interest rates in the short-term municipal securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. Because the State Funds invest solely in short-term securities, however, the market value of each State Fund’s portfolio at any given time can be expected to fluctuate less as a result of changes in interest rates.

Under normal circumstances, each State Fund will invest at least 80% of its assets in securities the income from which is exempt from both Federal income tax and its designated state’s income tax or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and its designated state’s income tax. Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See “Dividends and Taxes—Taxes.” The percentage of each State Fund’s net assets invested in “private activity bonds” will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of the Manager, prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state personal property tax and/or local intangible property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as “private activity bonds.” A State Fund’s policy with respect to investments in “private activity bonds” is not a fundamental policy of that State Fund and may be amended by the Trustees of the Trust without the approval of the State Fund’s shareholders. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies—Other Factors” below.

Investment in State Fund shares offers several potential benefits. The State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. The State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which the State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. The State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards.

Certain of the instruments in which the State Funds invest, including VRDOs and Derivative Products, effectively provide the State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, the State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the State Fund.

VRDOs and Participating VRDOs.    VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each State Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide the State Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A State Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Each State Fund has been advised by counsel to the Trust that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no State Fund will invest more than a limited amount of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to State Funds’ restrictions on illiquid investments unless, in the judgment of the Board of Trustees of the Trust, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A State Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a State Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Derivative Products.    The State Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a State Fund holds an interest in one or more Underlying Bonds coupled with a put to sell that Fund’s interest in the Underlying Bonds at par plus accrued interest to a Liquidity Provider. Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an Underlying Bond in accordance with a governing agreement. The State Funds may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of a State Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While a State Fund receives opinions of legal counsel to the effect that the income from a Derivative Product in which the State Fund invests is tax-exempt at the Federal and state level to the same extent as the Underlying Bond, the IRS, as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such State Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes.    Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repayed and a State Fund may lose money.

Municipal Commercial Paper.    Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a State Fund.

Municipal Lease Obligations.    Also included within the general category of the State Municipal Securities are COPs issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A State Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such State Fund’s net assets. A State Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Short Term Maturity Standards.    All of the investments of the State Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a State Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by the State Funds through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

Quality Standards.    Each State Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by a nationally recognized statistical rating organization (an “NRSRO”) or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each State Fund’s investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody’s and S&P. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The State Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of Municipal Securities and ratings, see Appendix K — “Information Concerning Municipal Securities.”

Taxable Securities in which the State Funds invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs that rate Taxable Securities: Moody’s, S&P and Fitch. The State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

Preservation of capital is a prime investment objective of the State Funds, and while the types of money market securities in which the State Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each State Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Single State Risk.    Each State Fund ordinarily will invest at least 80% of its assets in securities the income from which is exempt from both Federal income tax and income tax of its respective State or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and income tax of its respective State and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Securities to this degree. Because each State Fund’s portfolio will be comprised primarily of short term, high quality securities, each State Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities. See Appendices A through J hereto for special considerations and risk factors specific to each State Fund.

Other Factors.    Management of the State Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each State Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when a State Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A State Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such State Fund’s portfolio.

A State Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the State Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

In view of the possible “concentration” of the State Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a State Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing leading operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the State Funds, which could have a negative impact on the yield of the portfolios. Each State Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the State Fund’s shareholders to issue additional shares.

When Issued and Delayed Delivery Transactions.    Municipal Securities at times may be purchased or sold on a delayed delivery basis or on a when issued basis. These transactions involve the purchase or sale of securities by a State Fund at an established price with payment and delivery taking place in the future. The State Fund enters into these transactions to obtain what is considered an advantageous price to the State Fund at the time of entering into the transaction. The State Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When a State Fund purchases securities in these transactions, the State Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a State Fund’s purchase price. The State Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

No new when issued commitments will be made if more than 40% of a State Fund’s net assets would become so committed. Purchasing Municipal Securities on a when issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when issued obligation generally will decrease. Each State Fund will maintain a separate account at the Trust’s custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when issued commitment.

Taxable Money Market Securities.    The State Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which the State Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which the State Funds invest are essentially the same as those described above with respect to Municipal Securities. The State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

Repurchase Agreements.    The State Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a State Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, such State Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such State Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such State Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, the State Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Investment Restrictions.    The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No State Fund may:

(1)  purchase any securities other than securities referred to under “How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2)  invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3)  make investments for the purpose of exercising control or management;

(4)  purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5)  purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6)  purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

(7)  make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and Appendix K — “Information Concerning Municipal Securities;”

(8)  make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9)  borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10)  mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11)  invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12)  act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13)  purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer;

(14)  issue senior securities to the extent such issuance would violate applicable law; and

(15)  invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality, nor political subdivision thereof is considered to be part of any industry.

As a fundamental policy, each State Fund will, under normal circumstances, invest at least 80% of its assets in securities the income from which is exempt from Federal income tax and income tax of its designated state or will invest in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax and income tax of its designated state. For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes.

Non-Diversified Status

The State Funds are classified as non-diversified within the meaning of the Investment Company Act, which means that a State Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. Each Fund’s investments are limited, however, in order to allow each State Fund to qualify as a “regulated investment company” (“RIC”) under the Code. See “Dividends and Taxes — Taxes.” To qualify, the Trust will limit each State Fund’s investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each State Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of each State Fund’s total assets, not more than 5% of the market value of such assets will be invested in the securities of a single issuer and the respective State Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the State Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, the State Fund’s yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Boards of Trustees of each Fund and the Tax-Exempt Trust consist of the same eight individuals, seven of whom are not “interested persons” of the Funds or the Tax-Exempt Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees of each Fund and the Tax-Exempt Trust are responsible for the overall supervision of the operations of the Funds and the Tax-Exempt Trust, as applicable, and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of the Audit and Oversight Committee of each Fund and the Tax-Exempt Trust (each, a “Committee”). The principal responsibilities of each Committee are to (i) recommend to each Board the selection, retention or termination of the Fund’s and the Trust’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s and the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s and the Trust’s independent auditors and recommend that each Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s and the Trust’s accounting and financial reporting policies and practices and internal controls. The Boards of each Fund and the Tax-Exempt Trust have adopted a written charter for each Committee. Each Committee also reviews and nominates candidates to serve as non-interested Trustees. Each Committee generally will not consider nominees recommended by shareholders. Each Committee has retained independent legal counsel to assist them in connection with these duties.

Biographical Information.    Certain biographical and other information relating to the non-interested Trustees of each Fund and the Tax-Exempt Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address and Age	Position(s) Held with the Funds/Tax- Exempt Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (62)	Trustee of each Fund and Tax-Exempt Trust	Trustee of each Fund since inception†† and Tax-Exempt Trust since 2002

Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

				45 registered investment companies consisting of 54 portfolios	None

Cynthia A. Montgomery (50)	Trustee of each Fund and Tax-Exempt Trust	Trustee of each Fund since 1993 and Tax-Exempt Trust since 2002

Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985.

				45 registered investment companies consisting of 54 portfolios	UnumProvident Corporation (insurance products); Newell Rubbermaid Inc.

Charles C. Reilly (71)	Trustee of each Fund and Tax-Exempt Trust	Trustee of Tax-Exempt Fund, California Fund and New York Fund since 1990 and of each other Fund and Tax-Exempt Trust since inception††

Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

				45 registered investment companies consisting of 54 portfolios	None

Name, Address and Age	Position(s) Held with the Funds/Tax- Exempt Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Kevin A. Ryan (70)	Trustee of each Fund and Tax-Exempt Trust	Trustee of Arizona Fund and Tax-Exempt Trust since inception†† and of each other Fund since 1992

Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

				45 registered investment companies consisting of 54 portfolios	None

Roscoe S. Suddarth (67)	Trustee of each Fund and Tax-Exempt Trust	Trustee of each Fund since 2001 and Tax-Exempt Trust since 2002

President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

				45 registered investment companies consisting of 54 portfolios	None

Richard R. West (64)	Trustee of each Fund and Tax-Exempt Trust	Trustee of each Fund and Tax-Exempt Trust since inception††	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	45 registered investment companies consisting of 54 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust, Inc. (real estate holding company); Vornado Operating Company (real estate company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (68)	Trustee of each Fund and Tax-Exempt Trust	Trustee of each Fund since 2001 and Tax-Exempt Trust since 2002

Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

				45 registered investment companies consisting of 54 portfolios	None

*	The address for each Trustee listed is P.O. Box 9095, Princeton, New Jersey 08543-9095.
†	Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the by-laws or charter of a Fund or the Tax-Exempt Trust, as applicable, or by statute.
††	The year of inception for each Fund is: Tax-Exempt Fund-1989; Arizona Fund-1993; California Fund-1988; Connecticut Fund-1991; Massachusetts Fund-1990; Michigan Fund-1991; New Jersey Fund-1990; New York Fund-1988; North Carolina Fund-1991; Ohio Fund-1991; Pennsylvania Fund-1990. The year of inception for the Tax-Exempt Trust is 2002.

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of each Fund as defined in the Investment Company Act (the “interested Trustee”) and to the other officers of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and the total number of portfolios overseen in MLIM/FAM-advised funds. Public directorships held are shown for the interested Trustee.

Name, Address† and Age	Position(s) Held with the Funds/Tax- Exempt Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn†† (62)	President and Trustee of each Fund and Tax-Exempt Trust	President* and Trustee** of each Fund since 1999 and Tax-Exempt Trust since 2002

Chairman (Americas Region) of MLIM from 2000 to 2002; 2000; Executive Vice President of the Manager and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of Merrill Lynch Mutual Funds from 1999 to 2002; President of FAM Distributors, Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. (“Princeton Administrators”) from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				117 registered investment companies consisting of 162 portfolios	None

Donald C. Burke (42)	Vice President and Treasurer of each Fund and Tax-Exempt Trust	Vice President since 1993 and Treasurer of each Fund since 1999* and Tax-Exempt Trust since 2002

First Vice President of the Manager and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				117 registered investment companies consisting of 162 portfolios	None

Edward J. Andrews (42)	Vice President and Portfolio Manager of New York Fund	Portfolio Manager and Vice President since 1993*	Vice President of MLIM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.	2 registered investment companies consisting of 2 portfolios	None

Peter J. Hayes (43)	Vice President and Portfolio Manager of Tax-Exempt Fund and Tax-Exempt Trust	Portfolio Manager of Tax-Exempt Trust since 2002*; Vice President of Tax-Exempt Trust since 2002*; Portfolio Manager of Tax-Exempt Fund since 1987*; Vice President of Tax-Exempt Fund since 1987*	First Vice President of MLIM since 1997; Vice President of MLIM from 1988 to 1997.	4 registered investment companies consisting of 3 portfolios	None

Name, Address† and Age	Position(s) Held with the Funds/Tax-Exempt Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Kenneth A. Jacob (51)	Vice President of each Fund and Tax-Exempt Trust	Vice President* of each Fund and Tax-Exempt Trust since 1989 or inception#	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997.	6 registered investment companies consisting of 19 portfolios	None

Steven T. Lewis (39)	Vice President and Portfolio Manager of California, Connecticut and New Jersey Funds	Portfolio Manager and Vice President since 1996*	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1995 to 1998.	1 registered investment company consisting of 3 portfolios	None

Darrin J. SanFillippo (38)	Vice President and Portfolio Manager of Arizona, Michigan, North Carolina and Pennsylvania Funds	Portfolio Manager and Vice President since 1996*	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.	1 registered investment company consisting of 4 portfolios	None

Kevin A. Schiatta (47)	Vice President and Portfolio Manager of Massachusetts and Ohio Funds	Portfolio Manager and Vice President since 1990*	Vice President of MLIM since 1985.	1 registered investment company consisting of 4 portfolios	None

Phillip S. Gillespie (39)	Secretary of each Fund and Tax-Exempt Trust	Secretary of Tax-Exempt Trust since 2002*; Secretary of each Fund since 2001*

First Vice President of MLIM since 2001; Director of the MLIM since 2000; Vice President of the MLIM from 1999 to 2000; Attorney associated with the MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

				38 registered investment companies consisting of 66 portfolios	None

†	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Funds and the Tax-Exempt Trust based on his former positions as Chairman (Americas Region) and Executive Vice President of MLIM and FAM; Executive Vice President of Princeton Services; and President of Princeton Administration, L.P.
*	Elected by and serves at the pleasure of the Board of Trustees.
**	Serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the by-laws or charter of a Fund or the Tax-Exempt Trust, as applicable, or by statute.
#	The inception date for each Fund is: Tax-Exempt Fund-1989; Arizona Fund-1993; California Fund-1988; Connecticut Fund-1991; Massachusetts Fund-1990; Michigan Fund-1991; New Jersey Fund-1990; New York Fund-1988; North Carolina Fund-1991; Ohio Fund- 1991; Pennsylvania Fund-1990. The year of inception for the Tax-Exempt Trust is 2002.

Share Ownership.    Information relating to each Trustee’s share ownership in each Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below.

	Aggregate Dollar Range of Equity

Name	Tax-Exempt Fund	Arizona Fund	California Fund	Connecticut Fund
Interested Trustee:
Terry K. Glenn	$0	$0	$0	$0

Non-Interested Trustees:
Ronald W. Forbes	$1-$10,000	$0	$0	$0
Cynthia A. Montgomery	$0	$0	$0	$0
Charles C. Reilly	$0	$0	$0	$0
Kevin A. Ryan	$0	$0	$0	$0
Roscoe S. Suddarth	$0	$0	$0	$0
Richard R. West	$0	$0	$0	$0
Edward D. Zinbarg	$0	$0	$0	$0

	Aggregate Dollar Range of Equity

Name	Massachusetts Fund	Michigan Fund	New Jersey Fund	New York Fund
Interested Trustee:
Terry K. Glenn	$0	$0	$0	$0

Non-Interested Trustees:
Ronald W. Forbes	$0	$0	$0	$0
Cynthia A. Montgomery	$0	$0	$0	$0
Charles C. Reilly	$0	$0	$0	$0
Kevin A. Ryan	$0	$0	$0	$0
Roscoe S. Suddarth	$0	$0	$0	$0
Richard R. West	$0	$0	$0	$0
Edward D. Zinbarg	$0	$0	over $100,000	$0

	Aggregate Dollar Range of Equity			Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Name	North Carolina Fund	Ohio Fund	Pennsylvania Fund
Interested Trustee:
Terry K. Glenn	$0	$0	over $100,000	over $100,000

Non-Interested Trustees:
Ronald W. Forbes	$0	$0	$0	over $100,000
Cynthia A. Montgomery	$0	$0	$0	$50,000-$100,000
Charles C. Reilly	$0	$0	$0	over $100,000
Kevin A. Ryan	$0	$0	$0	over $100,000
Roscoe S. Suddarth	$0	$0	$0	over $100,000
Richard R. West	$0	$0	$0	over $100,000
Edward D. Zinbarg	$0	$0	$0	over $100,000

As of February 1, 2003, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2002, none of the non-interested Trustees nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

Pursuant to the terms of separate management agreements between the Trust, on behalf of each State Fund, and the Manager, and between the Tax-Exempt Trust and the Manager (each, a “Management Agreement” and collectively the “Management Agreements”), the Manager pays all compensation of Trustees who are affiliated persons of ML & Co. or its subsidiaries. The State Funds pay each non-interested Trustee a combined fee, for service on each State Fund Board and Committee, of $8,000 per year plus $500 for each in-person Board meeting attended and $500 for each in-person Committee meeting attended. Each Co-Chairman of each State Fund Committee receives an additional fee of $1,000 per year. The Tax-Exempt Trust pays each non-interested Trustee a combined fee, for service on the Tax-Exempt Fund and the Tax-Exempt Trust Boards and Committees, of $7,000 per year plus $250 for each in-person Board meeting attended and $250 for each in-person Committee meeting attended. Each Co-Chairman of the Tax-Exempt Fund and the Tax-Exempt Trust Committees receives an additional fee of $1,000 per year. Each Fund and the Tax-Exempt Trust reimburses each non-interested Trustee for his or her actual out-of-pocket expenses relating to attendance at meetings. The Committee for each Fund met four times during the fiscal year ended March 31, 2002.

The following tables show the compensation earned by the non-interested Trustees for the fiscal year ended March 31, 2002 and the aggregate compensation paid to them by all MLIM/FAM-advised funds, for the calendar year ended December 31, 2002.

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds Paid to Trustees
Tax-Exempt Fund
Ronald W. Forbes*	$9,500	None	$308,400
Cynthia A. Montgomery	$8,500	None	$266,400
Charles C. Reilly*	$9,500	None	$308,400
Kevin A. Ryan	$9,000	None	$266,400
Roscoe S. Suddarth	$7,333	None	$266,400
Richard R. West	$9,000	None	$275,400
Edward D. Zinbarg	$7,333	None	$266,400
Arizona Fund
Ronald W. Forbes*	$258	None	$308,400
Cynthia A. Montgomery	$231	None	$266,400
Charles C. Reilly*	$258	None	$308,400
Kevin A. Ryan	$245	None	$266,400
Roscoe S. Suddarth	$189	None	$266,400
Richard R. West	$245	None	$275,400
Edward D. Zinbarg	$189	None	$266,400
California Fund
Ronald W. Forbes*	$2,406	None	$308,400
Cynthia A. Montgomery	$2,152	None	$266,400
Charles C. Reilly*	$2,406	None	$308,400
Kevin A. Ryan	$2,280	None	$266,400
Roscoe S. Suddarth	$1,852	None	$266,400
Richard R. West	$2,280	None	$275,400
Edward D. Zinbarg	$1,852	None	$266,400
Connecticut Fund
Ronald W. Forbes*	$649	None	$308,400
Cynthia A. Montgomery	$581	None	$266,400
Charles C. Reilly*	$649	None	$308,400
Kevin A. Ryan	$614	None	$266,400
Roscoe S. Suddarth	$493	None	$266,400
Richard R. West	$614	None	$275,400
Edward D. Zinbarg	$493	None	$266,400

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds Paid to Trustees
Massachusetts Fund
Ronald W. Forbes*	$504	None	$308,400
Cynthia A. Montgomery	$451	None	$266,400
Charles C. Reilly*	$504	None	$308,400
Kevin A. Ryan	$477	None	$266,400
Roscoe S. Suddarth	$408	None	$266,400
Richard R. West	$477	None	$275,400
Edward D. Zinbarg	$408	None	$266,400
Michigan Fund
Ronald W. Forbes*	$398	None	$308,400
Cynthia A. Montgomery	$355	None	$266,400
Charles C. Reilly*	$398	None	$308,400
Kevin A. Ryan	$377	None	$266,400
Roscoe S. Suddarth	$299	None	$266,400
Richard R. West	$377	None	$275,400
Edward D. Zinbarg	$299	None	$266,400
New Jersey Fund
Ronald W. Forbes*	$1,300	None	$308,400
Cynthia A. Montgomery	$1,164	None	$266,400
Charles C. Reilly*	$1,300	None	$308,400
Kevin A. Ryan	$1,231	None	$266,400
Roscoe S. Suddarth	$982	None	$266,400
Richard R. West	$1,231	None	$275,400
Edward D. Zinbarg	$982	None	$266,400
New York Fund
Ronald W. Forbes*	$2,577	None	$308,400
Cynthia A. Montgomery	$2,307	None	$266,400
Charles C. Reilly*	$2,577	None	$308,400
Kevin A. Ryan	$2,441	None	$266,400
Roscoe S. Suddarth	$1,965	None	$266,400
Richard R. West	$2,441	None	$275,400
Edward D. Zinbarg	$1,965	None	$266,400
North Carolina Fund
Ronald W. Forbes*	$348	None	$308,400
Cynthia A. Montgomery	$313	None	$266,400
Charles C. Reilly*	$348	None	$308,400
Kevin A. Ryan	$330	None	$266,400
Roscoe S. Suddarth	$268	None	$266,400
Richard R. West	$330	None	$275,400
Edward D. Zinbarg	$268	None	$266,400
Ohio Fund
Ronald W. Forbes*	$460	None	$308,400
Cynthia A. Montgomery	$411	None	$266,400
Charles C. Reilly*	$460	None	$308,400
Kevin A. Ryan	$436	None	$266,400
Roscoe S. Suddarth	$363	None	$266,400
Richard R. West	$436	None	$275,400
Edward D. Zinbarg	$363	None	$266,400

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds Paid to Trustees
Pennsylvania Fund
Ronald W. Forbes*	$600	None	$308,400
Cynthia A. Montgomery	$536	None	$266,400
Charles C. Reilly*	$600	None	$308,400
Kevin A. Ryan	$569	None	$266,400
Roscoe S. Suddarth	$515	None	$266,400
Richard R. West	$569	None	$275,400
Edward D. Zinbarg	$515	None	$266,400

*	Co-Chairman of the Committee.

Trustees of the Funds and the Tax-Exempt Trust, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes FAM, MLIM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their trustees/directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase shares of any Fund at net asset value. Each Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of each Fund must satisfy the Fund’s suitability standards.

Management and Advisory Arrangements

Management Services for the State Funds.    The Trust has entered into a separate Management Agreement on behalf of each State Fund with the Manager. Subject to the supervision of each State Fund’s Board of Trustees, the Manager performs, or arranges for affiliates to perform, the management and administrative services necessary for the operation of each Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the State Funds, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of each State Fund’s portfolio and constantly reviews each State Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the State Funds with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreements.

Management Fee for the State Funds.    Pursuant to the Management Agreements for each State Fund, the Manager receives a monthly fee from each State Fund at the following annual rates:

        Portion of average daily net assets:

Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each State Fund to the Manager pursuant to its respective Management Agreement for the periods indicated.

	Six Month Period Ended September 30, 2002	For the Year Ended March 31,
		2002	2001	2000
	(unaudited)
Arizona Fund	$509,837	$1,167,354	$1,113,364	$1,060,932
California Fund	$5,447,594	$10,330,526	$9,690,839	$8,704,241
Connecticut Fund	$1,409,000	$2,993,148	$2,874,515	$2,524,856
Massachusetts Fund	$1,096,099	$2,360,731	$2,133,020	$1,838,401
Michigan Fund	$871,492	$1,907,535	$1,824,891	$1,926,333
New Jersey Fund	$2,691,566	$5,503,929	$4,976,022	$4,289,924
New York Fund	$5,283,829	$10,352,734	$9,110,896	$7,690,298
North Carolina Fund	$848,323	$1,671,406	$1,496,996	$1,471,749
Ohio Fund	$1,135,605	$2,331,180	$2,102,947	$2,086,560
Pennsylvania Fund	$1,478,314	$3,029,321	$2,719,449	$2,599,328

Payment of State Fund Expenses.    The Management Agreements for the State Funds obligate the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operations and a portion of the Trust’s general administrative expenses allocated on the basis of asset size of the respective Fund. Such expenses include, among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of non-interested Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by each Fund. The Trustees have determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to each State Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Trust. Each State Fund pays a fee for these services. In addition, the State Fund reimburses the Manager for the cost for certain other accounting services. For information as to the distribution fee paid to Merrill Lynch pursuant to the Distribution Agreement, see “Purchase and Redemption of Shares” below.

Duration and Termination of Management Agreements for the State Funds.    Unless earlier terminated as described herein, each Management Agreement for the State Funds will continue in effect from year to year if approved annually (a) by the Board of Trustees of each State Fund or by a majority of the outstanding voting shares of each State Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by vote of the shareholders of each State Fund.

Consideration of Management Agreements for the State Funds.    At a meeting of the State Fund’s Board of Trustees held on June 4, 2002, the Board of Trustees of each State Fund approved its Management Agreement with FAM. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board received information relating to, among other things, alternatives to the Management Agreement, the nature, quality and extent of the management and the other services to be provided to the State Funds by FAM and its affiliates under other agreements, and the personnel who provide these services. In addition to management services, FAM and its affiliates will provide shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the State Funds. The Board also considered FAM’s costs of providing services, and the direct and indirect benefits to FAM from its relationships with the State Funds. The benefits considered by the Board included not only FAM’s compensation for management services under the Management Agreements for each State Fund, but also compensation paid to FAM or its affiliates for other, non-advisory, services provided to the Trust and the State Funds. In connection with its consideration of the Management Agreement, each Board compared the advisory fee rate and expense ratios of the State Funds to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Fund by the Manager and its affiliates, the Board concluded that the management fee rate was reasonable. Each Board considered whether there should be changes in the advisory fee rate or structure in order to enable the State Funds to participate in any economies of scale that FAM may experience as a result of growth in the State Funds assets. Each Board also reviewed materials supplied by counsel to the State Funds that were prepared for use by the Board in fulfilling its duties under the Investment Company Act and state law.

Based on the information reviewed and the discussions, the Board of Trustees of the State Funds concluded that it was satisfied with the nature and quality of the services to be provided by FAM to each State Fund and that the management fee rate was reasonable in relation to such services. The Boards of Trustees of the State Funds, including a majority of the non-interested Trustees, approved the Management Agreements.

Prior Management Arrangements for the Tax-Exempt Fund.    Prior to the conversion of the Tax-Exempt Fund to a “master/feeder” structure, all management and administrative services were provided directly at the Tax-Exempt Fund level and were paid pursuant to the Tax-Exempt Fund’s management agreement with FAM at an annual fee rate of 0.500% of the Tax-Exempt Fund’s average daily net assets not exceeding $500 million; 0.425% of the Tax-Exempt Fund’s average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the Tax-Exempt Fund’s average daily net assets in excess of $1 billion. The services provided to the Tax-Exempt Fund included all those described below under “Present Management Services for the Tax-Exempt Trust,” “Tax-Exempt Trust Management Fee,” “Payment of Tax-Exempt Trust Expenses” and “Payment of Tax-Exempt Fund Expenses.” The table below sets forth information about the total management fees paid by the Tax-Exempt Fund to FAM for the periods indicated.

	Six Month Period Ended September 30, 2002	For Fiscal Years Ended March 31,
		2002	2001	2000
	(unaudited)
Tax-Exempt Fund	$20,067,440	$39,627,194	$37,603,042	$36,576,047

Present Management Services for the Tax-Exempt Trust.    The Tax-Exempt Fund invests all of its assets in the Tax-Exempt Trust. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require management services. With the conversion to a master/feeder structure, all portfolio management for the Tax-Exempt Fund occurs at the Tax-Exempt Trust level. The Tax-Exempt Trust has entered into a Management Agreement with FAM as Manager. Subject to the supervision of the Tax-Exempt Trust’s Board of Trustees, the Manager is responsible for the actual management of Tax-Exempt Trust’s portfolio and constantly reviews the Tax-Exempt Trust’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for the management of the Tax-Exempt Trust.

Securities held by Tax-Exempt Trust also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or its affiliates acts as an adviser or by investment advisory clients of the Manager. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Tax-Exempt Trust or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Tax-Exempt Fund Management Fee.    The Manager receives a monthly fee from the Tax-Exempt Trust at the annual rates set forth below:

Portion of average daily value of net assets:

Not exceeding $500 million	0.250%
In excess of $500 million but not exceeding $1 billion	0.175%
In excess of $1 billion	0.125%

Payment of Tax-Exempt Trust Expenses.    The Management Agreement for the Tax-Exempt Trust obligates the Manager to provide investment advisory services, to furnish administrative services, office space and facilities for management of the affairs of the Tax-Exempt Trust, to pay all compensation of and furnish office space for officers and employees of the Tax-Exempt Trust, as well as the fees of all Trustees of the Tax-Exempt Trust who are affiliated persons of ML & Co. or any of its subsidiaries. Except for certain expenses incurred by Merrill Lynch (see “Purchase of Shares” and “Redemption of Shares” in this Statement of Additional Information), the Tax-Exempt Trust pays all other expenses incurred in their operations, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, reports, prospectuses and statements of additional information sent to current shareholders (except to the extent paid for by the Distributor), charges of the custodian and transfer agent, expenses of redemption of Tax-Exempt Trust shares, Commission fees, expenses of registering Tax-Exempt Trust shares under Federal and state securities laws, fees and expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Tax-Exempt Trust. Certain accounting services are provided to the Tax-Exempt Trust by State Street pursuant to an agreement between State Street and the Tax-Exempt Trust. The Tax-Exempt Trust pays a fee for these services. In addition, the Tax-Exempt Trust reimburses FAM for the cost of certain other additional accounting services.

Duration and Termination of Management Agreement for the Tax-Exempt Trust.    Unless earlier terminated as described herein, the Tax-Exempt Trust’s Management Agreement for the Tax-Exempt Trust will remain in force for a period of two years and such Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Tax-Exempt Trust or by a majority of the outstanding shares of the Tax-Exempt Trust, and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by vote of the shareholders of the Tax-Exempt Trust.

Organization of the Manager.    The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Tax-Exempt Fund Administrative Services and Administrative Fee.    The Tax-Exempt Fund entered into an administration agreement (an “Administration Agreement”) with FAM as Administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund.

        Payment of Tax-Exempt Fund Expenses.    The Administration Agreement obligates the Administrator to provide certain administrative services to the Tax-Exempt Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Tax-Exempt Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Tax-Exempt Fund who are affiliated persons of the Administrator or any of its affiliates. The

Tax-Exempt Fund pays, or causes to be paid, all other expenses incurred in the operation of the Tax-Exempt Fund (except to the extent paid by the Distributor, see “Distribution Expenses” in this Statement of Additional Information), including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of Fund shares, Commission fees, expenses of registering Tax-Exempt Fund shares under federal, state or foreign securities laws, fees and actual out-of-pocket expenses of non-interested Trustees, if any, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Tax-Exempt Fund. The Distributor will pay certain of the expenses of the Tax-Exempt Fund incurred in connection with the continuous offering of its shares. Certain expenses will be financed by the Tax-Exempt Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares” and “Redemption of Shares” in this Statement of Additional Information. Certain accounting services are provided to the Tax-Exempt Fund by State Street pursuant to an agreement between State Street and the State Fund’s Board of Trustees, the Tax-Exempt Fund. The fund pays a fee for these services. In addition, the Tax-Exempt Fund reimburses the FAM for the cost of certain additional accounting services.

Duration and Termination of Administration Agreement for the Tax-Exempt Fund.    Unless earlier terminated as described below, the Administration Agreement for the Tax-Exempt Fund will remain in force for two years and will continue from year to year if approved annually (a) by the Board of Trustees of the Tax-Exempt Fund or by a vote of a majority of the outstanding voting securities of the Tax-Exempt Fund and (b) by a majority of the Trustees of the Tax-Exempt Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Tax-Exempt Fund.

Consideration of Management Agreement for the Tax-Exempt Trust and Administration Agreement for the Tax-Exempt Fund.    At a meeting of the Boards of Trustees of the Tax-Exempt Fund and the Tax-Exempt Trust held on September 4, 2002, the Board of Trustees of the Tax-Exempt Trust approved its Management Agreement with the Manager, and the Board of Trustees of the Tax-Exempt Fund approved its Administration Agreement with the Administrator. In connection with its deliberations, each Board reviewed information derived from a number of sources that covered a range of issues. The Boards received information relating to, among other things, alternatives to the Management Agreements and the Administration Agreements, as applicable, the nature, quality and extent of the management, administrative, and the other services to be provided to the Tax-Exempt Trust or the Tax-Exempt Fund, as applicable, by FAM and its affiliates under other agreements, including the Administration Agreement, and the personnel who provide these services. In addition to management services and administrative services, FAM and its affiliates will provide shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Tax-Exempt Fund and the Tax-Exempt Trust. Each Board also considered FAM’s costs of providing services, and the direct and indirect benefits to FAM from its relationships with the Tax-Exempt Trust and the Tax-Exempt Fund. The benefits considered by each Board included not only FAM’s compensation for management services under the Management Agreement for the Tax-Exempt Trust, but also compensation paid to FAM or its affiliates for other, non-advisory, services provided to the Tax-Exempt Trust and the Tax-Exempt Fund. In connection with its consideration of the Management Agreement, the Board of Trustees of the Tax-Exempt Trust compared the advisory fee rate and expense ratios of the Tax-Exempt Trust to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Fund and the Trust by the Manager and its affiliates, the Board concluded that the management fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Tax-Exempt Trust to participate in any economies of scale that FAM may experience as a result of growth in the Tax-Exempt Trust’s assets. Each Board also reviewed materials supplied by counsel to the Tax-Exempt Fund and the Tax-Exempt Trust that were prepared for use by each Board in fulfilling its duties under the Investment Company Act and state law.

Based on the information reviewed and the discussions, the Boards of Trustees of the Tax-Exempt Fund and the Tax-Exempt Trust concluded that it was satisfied with the nature and quality of the services to be provided by FAM to the Tax-Exempt Trust and the Tax-Exempt Fund and that the management fee rate and administrative fee rate were reasonable in relation to such services. The Board of Trustees of the Tax-Exempt Trust, including a majority of the non-interested Trustees of the Tax-Exempt Trust, approved the Management Agreement. The Board of Trustees of the Tax-Exempt Fund, including a majority of the non-interested Trustees of the Tax-Exempt Fund, approved the Administration Agreement. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $10.00 per account and is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth the fees paid by each Fund, including out-of-pocket expenses, to the Transfer Agent pursuant to the Transfer Agency Agreement for the periods indicated.*

	For the Six Month Period Ended September 30, 2002	For the Year Ended March 31,
		2002	2001	2000
	(unaudited)
Tax-Exempt Fund	$584,047	$1,380,114	$1,266,727	$1,272,427
Arizona Fund	$10,232	$24,836	$20,594	$22,963
California Fund	$95,200	$230,360	$208,102	$211,907
Connecticut Fund	$24,392	$57,789	$49,062	$50,028
Massachusetts Fund	$27,615	$65,621	$56,438	$55,540
Michigan Fund	$24,769	$57,915	$50,446	$53,785
New Jersey Fund	$62,693	$143,196	$118,819	$126,637
New York Fund	$117,145	$277,988	$222,892	$235,075
North Carolina Fund	$20,688	$48,013	$43,527	$48,735
Ohio Fund	$32,024	$69,772	$58,269	$60,423
Pennsylvania Fund	$36,202	$106,165	$81,787	$89,865

*	During the periods shown, each Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher.

Accounting Services.    The Tax-Exempt Fund and the Trust on behalf of each State Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Funds. Each Fund pays a fee for these services. Prior to January 1, 2001, FAM provided accounting services to each Fund and was reimbursed by such Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to each Fund and each Fund reimburses the Manager for the cost of these services.

The table below shows the amounts paid by each Fund to State Street and to FAM for accounting services for the periods indicated:

	Paid to State Street			Paid to FAM
	For the Six Month Period Ended September 30, 2002	For the year ended March 31,		For the Six Month Period Ended September 30, 2002	For the year ended March 31,
		2002	2001†		2002	2001	2000
	(unaudited)			(unaudited)
Tax-Exempt Fund	$506,432	$1,038,904	$245,248	$108,627	$98,047	$805,056	$484,036
Arizona Fund	$25,615	$35,653	$14,255	$2,256	$6,349	$77,703	$27,241
California Fund	$162,726	$305,167	$76,423	$25,474	$35,426	$318,212	$148,224
Connecticut Fund	$54,616	$90,609	$28,408	$6,031	$12,768	$134,429	$32,583
Massachusetts Fund	$44,795	$93,647	$23,399	$4,759	$23,187	$55,155	$45,100
Michigan Fund	$37,125	$57,798	$19,873	$3,779	$8,781	$71,768	$69,007
New Jersey Fund	$94,942	$196,501	$47,077	$12,005	$45,780	$71,486	$116,841
New York Fund	$160,804	$323,643	$76,726	$24,399	$41,391	$272,790	$49,383
North Carolina Fund	$37,583	$56,999	$17,562	$3,791	$7,984	$76,084	$56,798
Ohio Fund	$46,451	$78,610	$22,048	$4,658	$10,157	$96,371	$60,013
Pennsylvania Fund	$57,156	$116,970	$27,669	$6,378	$13,184	$67,485	$82,671

†	Represents payments pursuant to the agreement with State Street effective January 1, 2001.

The Tax-Exempt Trust recently entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Tax-Exempt Trust. The Tax-Exempt Trust pays a fee for these services. FAM continues to provide certain accounting services to the Tax-Exempt Trust, and the Tax-Exempt Trust reimburses FAM for these accounting services.

Distribution Expenses.    The Tax-Exempt Fund and the Trust on behalf of each State Fund have entered into a unified distribution agreement with the Distributor in connection with the continuous offering of shares of such Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of each Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreements described above.

Code of Ethics

The Boards of Trustees of the State Funds, the Tax-Exempt Fund and the Tax-Exempt Trust have approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers each of the State Funds or the Tax-Exempt Fund, as applicable, the Manager and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the State Funds or the Tax-Exempt Fund.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

Purchase of Shares by CMA Service Subscribers

CMA Service and Other Merrill Lynch Cash Management Account Programs.    Shares of the Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch cash management account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. Program participants generally will have free cash balances invested in shares of the Fund designated by the participant as the Money Account. A subscriber may also elect to have free cash balances invested in certain other CMA Funds or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Bank Deposit Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, an investor should contact his or her Merrill Lynch Financial Advisor.

Purchases of shares of a Fund designated as the Money Account will be made pursuant to the automatic or manual purchase procedures described below. Purchases of shares of the Funds also may be made by investors maintaining accounts with the Funds’ Transfer Agent pursuant to the procedures described below.

As described under “Investment Objectives and Policies,” each Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of the Tax-Exempt Fund are suspended, a shareholder who has designated such Fund as his or her Money Account will be permitted to designate one of the State Funds (if available) as the primary account. If sales of a State Fund are suspended, a shareholder who has designated such Fund as his or her Money Account will be permitted to designate the Tax-Exempt Fund (if available) as the primary account. A Fund shareholder may alternatively designate a bank deposit program, if available, as his or her Money Account.

The purchase price for shares of the Funds is the net asset value per share next determined after receipt by a Fund of an automatic or manual purchase order in proper form. Shares purchased will receive the next dividend declared after such shares are issued which will be immediately prior to the 12 noon, Eastern time, pricing on the following business day. A purchase order will not be effective until cash in the form of Federal funds becomes available to the Fund (see below for information as to when free cash balances held in Merrill Lynch accounts become available to the Funds). There are no minimum investment requirements for program subscribers other than for manual purchases.

Subscribers to the CMA service have the option to change the designation of their Money Account at any time by notifying their Merrill Lynch Financial Advisors. At that time, a subscriber may instruct his or her Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly-designated Money Account.

Automatic Purchases.    Free cash balances arising in an account are automatically invested in shares of a State Fund or the Tax-Exempt Fund designated as the Money Account not later than the first business day of each week on which either the New York Stock Exchange or New York banks are open, which normally will be Monday. Free cash balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free cash balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, become available to the Funds, and will be invested in shares, on the business day following receipt of the proceeds with respect thereto in the subscriber’s account. Proceeds from the sale of securities settling on a same day basis will also be invested in shares on the next business day following receipt. Free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source become available to the Funds, and are invested in shares, on the next business day following receipt in the account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free cash balances are invested on the second following business day. A program participant desiring to make a cash deposit should contact his or her Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline, which is dependent on such office’s arrangements with its commercial banks. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

Manual Purchases.    A CMA service subscriber may make manual investments of $1,000 or more at any time in shares of a Fund not selected as that investor’s Money Account. Manual purchases shall be effective on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed with the Fund after the cashiering deadline referred to in the preceding paragraph. As a result, program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. A CMA service subscriber desiring further information on this method of purchasing shares should contact his or her Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service (or other Merrill Lynch cash management account program) for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch cash management account program) subscribers (rounded to the nearest share) in the monthly transaction statement.

Purchase of Shares by Non-Program Subscribers

Shares of the Funds may be purchased by investors maintaining accounts directly with the Funds’ Transfer Agent who are not CMA service (or other Merrill Lynch cash management account program) subscribers. Shareholders of the Funds not subscribing to the CMA service (or other Merrill Lynch cash management account program) will not be charged the applicable annual (or other Merrill Lynch cash management account program) fee, but will not receive any of the services available to subscribers, such as the Visa card/check account or automatic investment of free cash balances. The minimum initial purchase for non-program subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call 1-800-221-7210.

Payment to the Transfer Agent.    Investors who are not subscribers to the CMA service (or other Merrill Lynch cash management account program) may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application, which is available from Financial Data Services, Inc. Existing shareholders should enclose the detachable stub from a monthly account statement that they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Distribution Plans

The Funds and certain other funds have entered into a unified Distribution Agreement with Merrill Lynch pursuant to which Merrill Lynch acts as the distributor for the Funds. The Distribution Agreement obligates Merrill Lynch to pay certain expenses in connection with the offering of the shares of each Fund. After the prospectus, statement of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch also will pay for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreements described above.

The Tax-Exempt Fund and the Trust, on behalf of each State Fund, also adopted separate Distribution and Shareholder Servicing Plans in compliance with Rule 12b-1 under the Investment Company Act (the

“Distribution Plans”) pursuant to which Merrill Lynch receives a distribution fee from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of that Fund attributable to subscribers to the CMA service, to investors maintaining securities accounts at Merrill Lynch who are not subscribers to the CMA service and to those investors maintaining accounts directly with the Transfer Agent, that are serviced by Merrill Lynch Financial Advisors.

The Trustees of each Fund have approved an amendment to each Fund’s Distribution Plan that took effect on January 1, 2002. The amendment does not increase the amount of fees paid by any Fund under the Fund’s Distribution Plan. Under each Fund’s amended Distribution Plan (the “Amended Distribution Plan”), the Fund pays Merrill Lynch a fee for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund. The fee is paid to Merrill Lynch, who then determines, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisors and other Merrill Lynch affiliates. As under the former Distribution Plans, in the event that the aggregate payments received by Merrill Lynch under a Fund’s Amended Distribution Plan in any year should exceed the amount of the distribution and shareholder servicing expenditures incurred by Merrill Lynch, Merrill Lynch is required by the Plan to reimburse the Fund the amount of such excess.

The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch that are covered by the Management Agreements (see “Management of the Funds — Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Amended Distribution Plans benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the periods indicated. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

	Six Month Period Ended September 30, 2002	For the Year Ended March 31,
		2002	2001	2000
	(unaudited)
Tax-Exempt Fund	$6,529,311	$12,894,094	$12,216,900	$11,800,900
Arizona Fund	$126,845	$291,156	$278,384	$263,542
California Fund	$1,663,117	$3,146,690	$2,936,933	$2,586,619
Connecticut Fund	$356,585	$767,636	$735,224	$632,217
Massachusetts Fund	$272,882	$588,240	$532,963	$453,159
Michigan Fund	$216,578	$474,276	$454,632	$477,787
New Jersey Fund	$746,864	$1,538,329	$1,367,840	$1,144,594
New York Fund	$1,611,238	$3,156,236	$2,747,570	$2,260,684
North Carolina Fund	$212,035	$417,556	$373,634	$365,734
Ohio Fund	$282,976	$581,090	$525,053	$517,420
Pennsylvania Fund	$377,524	$779,251	$689,019	$649,944

The payment of the distribution fees under the Distribution Agreement is subject to the provisions of each Fund’s Amended Distribution Plan and Rule 12b-1. Among other things, each Amended Distribution Plan provides that Merrill Lynch shall provide and the Trustees of the Funds shall review quarterly reports regarding the payment of the respective distribution fees during such period. In their consideration of each Amended Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Amended Distribution Plan to the respective Fund and its shareholders. Each Amended Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. Each Amended Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding voting securities of the respective Fund. Finally, the Amended Distribution Plans cannot be amended to increase materially the amount to be spent by the respective Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for that purpose.

Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA service designed for corporations and other businesses. This service, the Working Capital ManagementSM Account (“WCMA”) financial service (“WCMA service”), provides participants with the features of a regular CMA account plus optional lines of credit. The WCMA service has different sweep features and annual participation fees than a CMA account. A program description brochure describing the WCMA service as well as information concerning charges for participation in the WCMA service, is available from Merrill Lynch.

Certain participants in the WCMA service (e.g., those who receive specified managed money services) are permitted to have cash balances automatically invested in one or more of the CMA Funds. Checks and other funds transmitted to a WCMA account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and third to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated CMA Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares —   Redemption of Shares by CMA Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs is set forth in the relevant program description documents, which may be obtained by contacting a Merrill Lynch Financial Advisor.

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

Each Fund is required to redeem for cash all full and fractional shares of such Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the 12 noon, Eastern time, pricing on any business day the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after 12 noon, the redemption will be effective on the next business day, and payment will be made on such next day.

Redemption of Shares by CMA Service Subscribers

Automatic Redemptions.    Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service (or other Merrill Lynch cash management account program) account created by securities transaction activity therein or to satisfy debit balances created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the participant’s Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Investor CreditLineSM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account, and shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch cash management account program subscribers. For more information regarding these features, a program participant should consult the relevant program disclosures.

Manual Redemptions.    Shareholders who are CMA service (or other Merrill Lynch cash management account program) subscribers may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to the shareholder at his or her address of record or, on request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If inadvertently sent to a Fund or the Transfer Agent, such redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “1934 Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. CMA service (or other Merrill Lynch cash management account program) subscribers desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisors.

All redemptions of Fund shares will be confirmed to program subscribers in the monthly transaction statement.

Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch cash management account program) subscribers may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Program Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch cash management account program) subscribers, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of securityholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

DETERMINATION OF NET ASSET VALUE

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

The net asset value of each Fund is determined by the Manager at 12 noon, Eastern time, on each business day the NYSE or New York banks are open for business. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The principal asset of the Tax-Exempt Fund normally will be its interest in the Tax-Exempt Trust. The value of that interest is based on the net assets of the Tax-Exempt Trust, which are comprised of the value of the securities held by the Tax-Exempt Trust, plus any cash or other assets (including interest and dividends accrued but not yet received), minus all liabilities (including accrued expenses of the Tax-Exempt Trust). Expenses of each Fund and the Tax-Exempt Trust, including the management fees, are accrued daily. Expenses of each Fund, including the fees payable to the Distributor, are also accrued daily. The net asset value of Fund is determined by adding the value of all securities and other assets in the portfolio, deducting the portfolio’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00, but no assurance can be given in this regard.

Each State Fund and the Tax-Exempt Trust values its portfolio securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each State Fund and the Tax-Exempt Trust will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months). Each State Fund and the Tax-Exempt Trust will invest only in securities determined by its respective Trustees to be of high quality with minimal credit risks. In addition, Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an “amortized cost” basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of a Fund, the Fund or the Tax-Exempt Trust will take such corrective action it regards as necessary and appropriate, including the reduction of the number of outstanding shares of such Fund by having each shareholder proportionately contribute shares to the State Fund’s or the Tax-Exempt Trust’s capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, shareholders will contribute proportionately to the affected State Fund’s or the Tax-Exempt Trust’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in each Fund.

Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes — Taxes.”

YIELD INFORMATION

Each Fund normally computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compound yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each State Fund’s and the Tax-Exempt Trust’s respective portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time.

Fund	Seven-Day Period Ended December 31, 2002 (Excluding gains and losses)
Tax-Exempt Fund	1.03%
Arizona Fund	.89%
California Fund	.96%
Connecticut Fund	.78%
Massachusetts Fund	.86%
Michigan Fund	.87%
New Jersey Fund	1.17%
New York Fund	.99%
North Carolina Fund	.87%
Ohio Fund	.94%
Pennsylvania Fund	.86%

The Funds may each provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Funds may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

State Funds.    On occasion, each State Fund may compare its yield to (i) industry averages compiled by MoneyNet Inc.’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data published by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding or (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (vi) historical yield data relating to other central asset accounts similar to the CMA service. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with yield quotations, yield comparisons should not be considered indicative of each State Fund’s yield or relative performance for any future period.

Tax-Exempt Fund.    On occasion, Tax-Exempt Fund may compare its yield to (i) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (ii) yield data published by Lipper Analytical Services, Inc., (iii) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (iv) historical yield data relating to other central asset accounts similar to the CMA service. As with yield quotations, yield comparisons should not be considered indicative of the Tax-Exempt Fund’s yield or relative performance for any future period.

PORTFOLIO TRANSACTIONS

Neither the State Funds nor the Tax-Exempt Trust has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Because the Tax-Exempt Fund will invest exclusively in beneficial interests in the Tax-Exempt Trust, it is expected that all transactions in portfolio securities will be entered into by the Tax-Exempt Trust. Subject to a policy established by the Boards of Trustees and officers of each State Fund and the Tax-Exempt Trust, the Manager is primarily responsible for the each State Fund’s and the Tax-Exempt Trust’s portfolio decisions and the placing of each State Fund’s and the Tax-Exempt Trust’s portfolio transactions. In placing orders, it is the policy of each State Fund and the Tax-Exempt Trust to obtain the best net results, taking into account such factors as price of the securities offered, the type of transaction involved, the firm’s general execution and operational facilities and the firm’s risk and skill in positioning the securities involved. While the Manager generally seeks reasonably competitive trade execution costs, each State Fund and the Tax-Exempt Trust will not necessarily be paying the lowest spread or commission available. Each State Fund’s and the Tax-Exempt Trust’s policy of investing in securities with short maturities will result in high portfolio turnover.

The portfolio securities in which the State Funds or the Tax-Exempt Trust invest are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, each State Fund or the Tax-Exempt Trust will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which each State Fund invests and the Tax- Exempt Securities in which the Tax-Exempt Trust invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions for each State Fund or the Tax-Exempt Trust will primarily consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund are prohibited from dealing with the State Funds or the Tax-Exempt Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of a State Funds, may not serve as a State Fund’s or the Tax-Exempt Trust’s dealer in connection with such transactions except pursuant to the exemptive order described below. An affiliated person of a State Fund or the Tax-Exempt Trust may serve as its broker in OTC transactions conducted on an agency basis. A State Fund or the Tax-Exempt Trust may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act.

Prior to the receipt of the exemptive order described below, the State Funds or the Tax-Exempt Trust could not purchase securities in principal transactions from Merrill Lynch, although they could purchase tax-exempt securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with a rule adopted under the Investment Company Act. The Commission has issued an exemptive order permitting the State Funds and the Tax-Exempt Trust to conduct principal transactions with Merrill Lynch in Municipal Securities with remaining maturities of one year or less. This order contained a number of conditions, including conditions designed to ensure that the price to a Fund from Merrill Lynch is equal to or better than that available from other sources. Merrill Lynch has informed the State Funds and the Tax-Exempt Trust that it will in no way, at any time, attempt to influence or control the activities of any State Fund and the Tax-Exempt Trust or the Manager in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with a State Fund and the Tax-Exempt Trust no greater than its customary dealer spread for transactions of the type involved.

The State Funds and the Tax-Exempt Trust currently are prohibited by their fundamental investment restrictions from making loans to other persons. However, each State Fund and the Tax-Exempt Trust are entitled to rely on an exemptive order from the Commission that permits them to lend portfolio securities of Merrill Lynch or its affiliates, assuming State Fund and the Tax-Exempt Trust shareholders approve the elimination of that restriction. Pursuant to that order, the Tax-Exempt Trust or the Trust, on behalf of the State Funds, would retain an affiliated entity of the Manager as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of each State Fund or the Tax-Exempt Trust, invest cash collateral received by the State Fund or the Tax-Exempt Trust for such loans in, among other things, a private investment company managed by that entity or registered money market funds advised by the Manager or its affiliates.

Set forth below are the numbers of principal transactions each State Fund and the Tax-Exempt Fund (prior to its conversion to a master/feeder structure) engaged in with Merrill Lynch and the aggregate amount of those transactions during the fiscal years ended March 31, 2002, 2001 and 2000.

	For the Year Ended March 31,
	2002		2001		2000
	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*
Tax-Exempt Fund	36	$647.7	63	$1,299.5	32	$952.5
Arizona Fund	0	—	9	$21.7	12	$23.9
California Fund	69	$809.0	50	$666.4	16	$176.2
Connecticut Fund	40	$288.8	19	$127.4	28	$117.3
Massachusetts Fund	16	$187.4	10	$81.6	7	$42.0
Michigan Fund	12	$127.9	6	$65.6	12	$95.6
New Jersey Fund	3	$16.0	12	$130.7	20	$146.3
New York Fund	5	$50.0	4	$17.7	0	—
North Carolina Fund	36	$225.3	25	$76.9	40	$133.9
Ohio Fund	0	—	0	—	0	—
Pennsylvania Fund	0	—	0	—	9	$29.8

*	in millions

The Trustees of the Funds have considered the possibilities of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, dealer spreads received by Merrill Lynch on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by a Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for each Fund’s Custodian to receive any tender offer solicitation fees on behalf of each Fund payable with respect to portfolio securities of such Fund.

The Funds do not expect to use one particular dealer but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions of the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

Securities held by the State Funds and the Tax-Exempt Trust also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or MLIM acts as an investment adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a State Fund and the Tax-Exempt Trust or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all by the Manager or MLIM. To the extent that transactions on behalf of more than one client of the Manager or MLIM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Dividends are declared and reinvested daily by each Fund in the form of additional shares at net asset value. Each Fund’s net income for dividend purposes is determined at 12 noon, Eastern time, on each day either the

NYSE or New York banks are open for business, immediately prior to the determination of such Fund’s net asset value on that day (see “Determination of Net Asset Value”). Such reinvestments will be reflected in shareholders’ monthly CMA transaction statements. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption, except that in those instances where shareholders request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of each Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

Net income of each Fund (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of the Fund (including the fees payable to the Investment Adviser) for the period, (iii) plus or minus all realized gains and losses on portfolio securities. The amount of discount or premium on portfolio securities is fixed at the time of their purchase and consists of the difference between the purchase price for such securities and the principal amount of such securities. Unrealized gains and losses are reflected in each Fund’s net assets and are not included in the calculation of net income.

Taxes

Federal

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as each Fund so qualifies, such Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Funds intend to distribute substantially all of such income.

The CMA Multi-State Municipal Series Trust has a number of series, each referred to herein as a “State Fund.” Each State Fund is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one State Fund do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the State Fund level rather than at the Trust level.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

The Funds intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to such Fund’s shareholders within 60 days after the close of the Fund’s taxable year. To the extent that the dividends distributed to a Fund’s shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes.

Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of “industrial development bonds” or “private activity bonds,” if any, held by a Fund.

To the extent that any Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time a shareholder has owned a Fund’s shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of each Fund’s taxable year, shareholders will be provided with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference”, which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. Each Fund will purchase such “private activity bonds” and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

If the value of assets held by a Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Under certain Code provisions, some shareholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

Based on published guidance from the IRS and classification of the Tax-Exempt Trust as a partnership for tax purposes, the Tax-Exempt Fund intends to look to the underlying assets of the Tax-Exempt Trust in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts supporting the Tax-Exempt Fund’s reliance on the IRS guidance change in any material respect (e.g., if the Tax-Exempt Trust were required to register its interests under the Securities Act), then the Board of Trustees of the Tax-Exempt Fund will determine, in its discretion, the appropriate course of action for the Tax-Exempt Fund. One possible course of action would be to withdraw the Tax-Exempt Fund’s investment from the Tax-Exempt Trust and to retain an investment adviser to manage the Tax-Exempt Fund’s assets in accordance with the investment policies applicable to the Tax-Exempt Fund. See “Investment Objectives and Policies—Tax-Exempt Fund.”

State Fund Tax Summaries

Arizona.    Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Bonds. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona income tax purposes.

California.    So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut.    Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Massachusetts.    Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g. an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by a Fund, is the same rate applicable to ordinary income.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan.    Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 3.9 percent rate for year 2004 and beyond. The legislature recently voted to delay a scheduled reduction in the single business tax but at the same time accelerated its expiration to 2010 compared to the original 2022, while increasing the exemption for small business owners.

New Jersey.    To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

New York.    The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will be subject to New York State corporate franchise and New York City corporation income tax.

North Carolina.    Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio.    Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund’s distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania.    To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

The foregoing is a general and abbreviated summary of the state tax laws for each State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each State Fund should consult their tax advisers about other state and local tax consequences of their investment in such State Fund.

GENERAL INFORMATION

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective series and in net assets of such series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.

The Declaration of Trust establishing the Multi-State Municipal Series Trust, as amended (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name “CMA Multi-State Municipal Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard for his or her duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

Description of Tax-Exempt Trust and Tax-Exempt Fund Shares

The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Tax-Exempt Trust. Investors in the Tax-Exempt Fund have an indirect interest in the Tax-Exempt Trust. The Tax-Exempt Trust accepts investments from other feeder funds, and all of the feeder funds of the Tax-Exempt Trust bear that Trust’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Tax-Exempt Trust in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund.

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981. The Fund is a no-load, diversified, open-end investment company. The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares. Shares are fully paid and nonassessable by the Fund.

The Declaration of Trust does not require that the Tax-Exempt Fund hold annual meetings of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders’ meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

The Declaration of Trust establishing the Tax-Exempt Fund refers to the Trustees collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Tax-Exempt Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Tax-Exempt Fund but the Trust Property only shall be liable. Copies of the Declaration of Trust, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of Tax-Exempt Fund are fully paid and non-assessable by Tax-Exempt Fund.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of Tax-Exempt Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Tax-Exempt Fund except under certain limited circumstances set forth in the Declaration of Trust.

The Tax-Exempt Trust is organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Tax-Exempt Trust, the Tax-Exempt Fund will hold a meeting of the Tax-Exempt Fund’s shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders.

Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt Trust. The Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.

Computation of Offering Price Per Share

Tax-Exempt Fund

As of December 31, 2002
Net Assets	$9,723,605,158
Number of Shares Outstanding	9,724,805,612
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Arizona Fund	As of December 31, 2002
Net Assets	$175,235,097
Number of Shares Outstanding	175,313,692
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

California Fund	As of December 31, 2002
Net Assets	$2,598,697,096
Number of Shares Outstanding	2,599,233,051
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Connecticut Fund	As of December 31, 2002
Net Assets	$514,695,401
Number of Shares Outstanding	514,811,268
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Massachusetts Fund	As of December 31, 2002
Net Assets	$406,068,389
Number of Shares Outstanding	406,059,138
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Michigan Fund	As of December 31, 2002
Net Assets	$349,067,830
Number of Shares Outstanding	349,146,752
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

New Jersey Fund	As of December 31, 2002
Net Assets	$1,172,699,267
Number of Shares Outstanding	1,172,582,206
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

New York Fund	As of December 31, 2002
Net Assets	$2,492,148,383
Number of Shares Outstanding	2,492,525,647
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

North Carolina Fund	As of December 31, 2002
Net Assets	$309,610,475
Number of Shares Outstanding	309,651,529
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Ohio Fund	As of December 31, 2002
Net Assets	$483,552,631
Number of Shares Outstanding	483,539,166
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Pennsylvania Fund	As of December 31, 2002
Net Assets	$572,469,339
Number of Shares Outstanding	572,560,976
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Independent Auditors

Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent auditors of the Trust, the Tax-Exempt Fund and Tax-Exempt Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Funds and Tax-Exempt Trust. The independent auditors are responsible for auditing the annual financial statements of each Fund and Tax-Exempt Trust.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for each Fund and Tax-Exempt Trust.

Custodian

State Street Bank and Trust Company (in such capacity, the “Custodian”), P.O. Box 1713, Boston, Massachusetts 02101 acts as custodian of each Fund’s and the Tax-Exempt Trust’s assets. The Custodian is responsible for safeguarding and controlling each Fund’s and the Tax-Exempt Trust’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s and the Tax-Exempt Trust’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as each Fund’s and the Tax-Exempt Trust’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell and Transfer Shares — Through the Transfer Agent” in the Prospectus.

Legal Counsel

Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018, is counsel for the Trust, the Tax-Exempt Fund and the Tax-Exempt Trust.

Reports to Shareholders

The fiscal year of each Fund ends on March 31. Each Fund sends to its shareholders, at least semi-annually, reports showing each Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year.

Shareholder Inquiries

Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information with respect to the shares of each Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which each Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

The Cash Management Account financial service program is also marketed by Merrill Lynch under the registered service mark “CMA.”

To the knowledge of the Funds, no person or entity owned beneficially 5% or more of any Fund’s shares as of February 1, 2003.

FINANCIAL STATEMENTS

Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its respective 2002 Annual Report. Each Fund’s unaudited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Semi-Annual Report. You may request a copy of each Annual Report and Semi-Annual Report at no charge by calling (800) 221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day. The Statement of Assets and Liabilities for the Master Tax-Exempt Trust and the independent auditors’ report thereon are set forth below.

INDEPENDENT AUDITORS’ REPORT

To the Board of Trustees and Shareholder,

Master Tax-Exempt Trust:

We have audited the accompanying statement of assets and liabilities of Master Tax-Exempt Trust as of February 3, 2003. This financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Master Tax-Exempt Trust as of February 3, 2003, in conformity with accounting principles generally accepted in the United States of America.

/S/    DELOITTE & TOUCHE LLP

Princeton, New Jersey

February 6, 2003

MASTER TAX-EXEMPT TRUST

STATEMENT OF ASSETS AND LIABILITIES

February 3, 2003

ASSETS:
Cash	$100,000
Prepaid offering costs (Note 3)	0

Total Assets	$100,000
Less liabilities and accrued expenses	0

Net Assets applicable to investor’s interest in the Trust (Note 1)	$100,000

Notes to Financial Statement.

(1)	Master Tax-Exempt Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2002 and is registered under the Investment Company Act of 1940 as an open-end management investment company. CMA Tax-Exempt Fund will invest its assets in the Trust. To date, the Trust has not had any transactions other than a $100,000 capital contribution to the Trust by the CMA Tax-Exempt Fund.

(2)	The Trust has entered into a management agreement with the Fund Asset Management, L.P. (the “Manager”). (See “Management and Other Services” in Part B of this Registration Statement.) Certain officers and/or Trustees of the Trust are officers and/or directors of the Manager and Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Manager.

(3)	Offering costs of $21,000, consisting of legal fees related to preparing the initial registration statement, will be incurred by the Manager. The Manager, on behalf of the Trust, will also incur organization costs estimated at $9,000.

(4)	The Trust’s financial statement is prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

APPENDIX A

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve, and then sustain, steady growth rates in recent years. Specifically, Arizona experienced 8% growth annually in 1998, 1999 and 2000. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since 1999, it is predicted to continue expanding. Overall, the State’s economy is expected to begin to recover from the general economic slowdown of 2001 and 2002 and to begin growing, though at a more sustainable rate, in 2003.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. According to the 2000 Census, during the decade of the 1990s, the State’s population increased 30% to 5.1 million; estimates as of July 1, 2002 indicate that the State’s population has increased to 5.4 million. Arizona is the second fastest growing state in the nation, with a projected population of 6.2 million by 2010. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and now has a population of approximately 3 million, a 44.8% increase from 1990, making Maricopa County the 4th most populous county in the United States.

The State’s popularity in the 1990s can be, at least in part, attributed to the favorable job climate during that decade. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. From 1990 to 1999, the State added more than 592,300 private sector jobs. Though the rate slowed moderately in 1999, Arizona’s job growth still ranked second in the nation. Job growth was 4.3% in 2000, and 1.0% in 2001. After a loss of jobs in 2002, Arizona is predicted to stabilize and show a slight increase in 2003. Unemployment declined from an average of 5.5% in 1996 to 3.9% in 2000, but has increased from 3.8% in February of 2001 to 5.8% in November of 2002.

The State’s economic growth during the 1990s enabled Arizona’s residents to realize substantial gains in personal income. While the State’s per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale, the State’s per capita personal income nevertheless grew by 4.5% in 1999 and 6.2% in 2000. The gains in per capita personal income during this period have also led to steady growth in retail sales. Average retail sales grew 8.9% in 2000, are expected to decline by 1.0% in 2002, and are expected to grow 6.5% in 2003.

After improving substantially in recent years, the State government was faced with substantial budget deficits for fiscal years 2002 and 2003. The State had significant budget surpluses each year from 1993 through 1998, after experiencing several years of budget shortfalls requiring mid-year adjustments. During fiscal year

1999, significant portions of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1999 to approximately $70 million.

In June of 2002, the Governor allowed the State’s $7 billion budget for the 2003 fiscal year to become law without her signature.

The State Legislature enacted a two-year budget for fiscal years 2002 and 2003 in May of 2001; however, due to the economic slowdown substantial changes were subsequently made to both budgets. During special sessions in December 2001 and March 2002, the State Legislature eliminated a fiscal year 2002 shortfall of approximately $848 million through a combination of fund transfers and spending reductions. In May 2002, the State Legislature repealed the original fiscal year 2003 budget and approved a new budget for that year. In June of 2002, the Governor allowed this $7 billion budget to become law without her signature. Prior to the enactment of this budget, the State had an estimated $931 million shortfall. The fiscal year 2003 budget eliminates this shortfall through the use of one-time fund transfers and a reduction in spending, including lease financing of K-12 school construction and building costs, and the rollover of K-12 operating expenses to fiscal year 2004.

An amendment to the State’s Constitution requiring a  2/3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State’s ability to raise additional revenues if needed, and the balance of the State’s surplus revenues in a rainy-day fund created to protect against such an eventuality has been reduced from $373 million at June 30, 2001 to $40 million currently. In addition, the 2003 budget calls for the use of certain of these rainy day funds.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. After several efforts, the State Legislature, in 1998, adopted legislation which establishes a State Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, which was originally intended to be capitalized by annual State appropriations. In addition, the voters of the State, at the November 7, 2000 general election, approved a proposal to impose a  6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted, and as part of the 2003 budget, the State plans to finance school facility construction in part through the use of lease financing. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not effect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the seventh largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, substantial pools of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual employment growth rate of 4.5% or more each year from 1995 through 2000. In addition, several large, publicly traded companies, such as The Dial Corp., Phelps Dodge, Swift, Viad and Petsmart, have their national headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. A variety of professional sports teams are based in Maricopa County, including the Phoenix

Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County traditionally experiences more modest annual job growth, averaging 2.0%-2.5%.

APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California’s economy slipped into a moderate recession in early 2001, losing approximately 250,000 jobs in calendar year 2001. The recession is concentrated in the state’s high-tech sector and tourism industry. Unemployment in the State has risen from 4.7 percent in February 2001 to 6.4 percent in November 2002. (See “Current State Budget” below.) Current unemployment figures for the State are available at the website of the Department of Finance, www.dof.ca.gov, under the heading “Monthly Finance Bulletins.”

The State projects growth in nonfarm employment in calendar year 2003 to be an average of 2.1 percent. The State forecasted that the unemployment rate — a lagging indicator — would edge up to a 6.4 percent average in 2002 from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.

California’s July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State’s population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State’s population with a population of over 7.0 million.

Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2002. The State forecasted 153,000 new units to be authorized by building permits in 2002, up from 149,000 in 2001. However, in 2003, the State expects homebuilding to decline to 148,000 units.

The State expected that slower job growth, coupled with new supply already under construction, would result in rising commercial and retail vacancy rates, which in turn would discourage new construction starts. After several years of strong double-digit growth, the State expected nonresidential permit values (not adjusted for inflation) to slow in 2002, but edge back up in 2003.

The State attributes the weakness in personal income growth in 2002 to a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to have declined further in 2002.

Prior Fiscal Years’ Financial Results

The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years.

2001-2002 Fiscal Year Budget.    The Fiscal Year 2001-2002 Budget Act (the “2001 Budget Act”) was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The State could accomplish such spending reductions without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Current State Budget

Fiscal Year 2002-2003 Budget Act.    The Fiscal Year 2002-2003 Budget Act (the “2002 Budget Act”) was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year – the latest budget signing in the State’s recorded history. The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues resulting from the slowdown in economic growth in the State and the steep drop in stock market levels (the “2002 Budget Gap”) through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the 2002 Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in program reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.

The State Legislative Analyst (the “Legislative Analyst”), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a “structural deficit.” The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. (See “Proposed 2003-2004 Governor’s Budget” below for estimates of the 2003-2004 structural deficit). Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.

Some of the important features of the 2002 Budget Act are the following:

1.    Total Proposition 98 spending, which guarantees K-12 schools a minimum share of General Fund revenues, increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

2.    Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

3.    Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

4.    The 2002 Budget Act contains $4.4 billion of continuing tax relief.

5.    The 2002 Budget Act provides criminal justice assistance to local governments including $232.6 million for support of local front-line law enforcement and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

6.    The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

Complete text of the 2002 Budget Act may be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading “California Budget.”

Proposed 2003-2004 Governor’s Budget.    The Proposed 2003-2004 Governor’s Budget (the “Proposed 2003-2004 Governor’s Budget”), released on January 10, 2003, presents the Governor’s plan to address the estimated $34.8 billion budget gap projected by the State for Fiscal Year 2003-2004 (the “2003 Budget Gap”). The Governor proposed raising the income tax for those in the highest bracket and increasing the State sales and cigarette taxes. The revenues from such increases would be directed to local governments in order to assist in the funding of several programs, the responsibility for which would be shifted from the State to local governments. The Governor also proposed retention by the State of the vehicle license fees which are usually sent to local governments. Billions of dollars in program cuts and loan and fund shifts were also proposed to balance the budget. Complete text of the Proposed 2003-2004 Governor’s Budget may generally be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading “California Budget.”

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
A	A1	A

Currently, the State’s rating outlook with Moody’s remains negative and its rating with Fitch remains on rating watch — negative.

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or at the website of the Treasurer of the State, www.treasurer.ca.gov, under the heading “Credit Ratings.”

Recent Developments Regarding Natural Gas and Electricity

During the past two years California experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. The State projects these difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

Shortages of electricity available within the service areas of California’s three investor-owned utilities (the “Utilities”) resulted in the need to implement rotating electricity blackouts in 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the “Emergency Services Act”) on the basis that the electricity available from California’s Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”).

DWR borrowed money from the General Fund of the State for DWR’s power supply program between January and June 2001. The amount due to the General Fund was $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002, DWR issued approximately $11.26 billion in revenue bonds in several series and used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and to repay the General Fund. The primary source of money to pay debt service on the DWR revenue bonds is revenue from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds are not a debt or liability of the State nor do the DWR revenue bonds directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the “IOUs”) the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.

A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and other matters. See also “Pending Litigation” for a discussion of energy-related litigation involving the State that may have a direct impact on the State’s General Fund.

Tobacco Settlement.

In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2002 Budget Act forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies’ payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The “second annual” payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See “Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation” below.)

Local Governments

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

State Funding.    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03.

The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including approximately $308 million for various local public safety programs, including the Citizens’ Option for Public Safety (“COPS”) program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the State’s financial challenges may have an impact on whether these moneys are actually allocated to the local governments.

Constitutional and Statutory Limitations.    On November 5, 1996 voters approved Proposition 218 called the “Right to Vote on Taxes Act” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

The voters of California adopted a statutory initiative (“Proposition 62”) at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity’s continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.

Welfare.    The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare caseloads have declined with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected by the State to be 522,000, up from 507,000 cases in 2001-2002. This represents a decline from the growth in welfare caseloads in the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

Courts.    Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced. In 2002-2003, State funding of the State’s trial court system will remain unchanged and county funding will increase slightly by 1.0%, as compared to 2001-2002 estimates.

Tobacco Settlement.    Local governments will receive approximately half of the settlement payments to be made by the four major cigarette manufacturers under the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers, in which the tobacco companies agreed to make certain payments to California governments in exchange for the State agreeing to drop its lawsuit and not to sue in the future for monetary damages. The State forecasts payments to local governments totaling approximately $323 million in 2002-2003. (See “Tobacco Settlement”).

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations.    Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor’s office to increase or “recapture” the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assesors in the State, has been legally challenged. (See “Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation” below.)

On November 7, 2000, voters approved Proposition 39 called the “Smaller Classes, Safer Schools and Financial Accountability Act” (the “Smaller Classes Act”). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.

Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues.

Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-12 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-12 schools.

Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State’s increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State’s cash flow.

Future Initiatives.    Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 62, 98 and 39 were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation.    The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer’s Office, www.treasurer.ca.gov, under the heading “Bond Information.”

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.

In Howard Jarvis Taxpayers Association et al. v. Kathleen Connell, the Court of Appeal upheld the Controller’s authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller’s Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court’s injunction. However, the Supreme Court may consider all of the issues raised in the case.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor’s office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as “Proposition 13”). The plaintiffs’ legal claim focuses on the constitutionality of the practice of the Orange County assessor’s office to increase or “recapture” the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court’s decision is not final. Should the court’s determination become final, it will bind only the County of Orange and its assessor’s office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.

The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.

In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.

In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney’s fees and costs. Plaintiff’s primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million.

In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are “medicines” within the meaning of Revenue and Tax Code Section 6369 such that they are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers as it pertains to California, Utah and the City and County of San Francisco, in which the State agreed to drop its lawsuit and not to sue in the future for monetary damages in exchange for the payment of billions of dollars by tobacco manufacturers and restrictions in marketing activities for tobacco products. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court’s dismissal of plaintiffs’ claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs’ motion for leave to amend. Plaintiffs have appealed. No date has been set for oral argument.

In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states’ escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states’ complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

In Capitol People First v. Department of Developmental Services a consortium of law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the various laws including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the “Department”) to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act (“Act”). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs’ position is that retrofitting of the Department’s facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

In February 2001 the Governor, pursuant to his “commandeering” authority under the California Emergency Services Act, issued executive orders “commandeering” power purchase arrangements held by PG&E and SCE. The issue of whether and to what extent compensation is a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor’s actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor’s actions.

On September 6, 2002, PG&E filed a complaint for breach of contract against the State in Pacific Gas and Electric Company v. The State of California. PG&E’s complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, “AB 1890”) authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a “regulatory contract” between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the “regulatory contract” that PG&E claims was established with PG&E in AB 1890. PG&E’s complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E’s claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action.

APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2001 population density of 707 persons per square mile, as compared to 81 for the United States as a whole and 223 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1992 to 2001, rising from $28,409 to $41,931. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.09% of total nonagricultural employment in Connecticut in 2001. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy. The average annual unemployment rate in Connecticut decreased from 7.2% in 1992 to 2.3% in 2000 but rose to 3.6% for the first half of 2002.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000, $300,400,000, and $30,700,000, respectively.

The State’s adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. As of September 30, 2001, the Comptroller had estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000. At a special session of the Connecticut General Assembly in November, 2001, called by the Governor to respond to the State’s projected deficit for that year, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures. However, tax collections in subsequent months were lower than projected. On September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

For the 2002-2003 fiscal year, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, on December 2, 2002, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $414,900,000. On November 12, 2002, the Office of Fiscal Analysis had estimated a budget deficit of $495,000,000 for the 2002-2003 fiscal year, and indicated that the deficit could be greater.

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The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2002, the State had authorized direct general obligation bond indebtedness totaling $16,468,814,000, of which $15,102,913,000 had been approved for issuance by the State Bond Commission and $13,430,976,000 had been issued. As of November 1, 2002, net State direct general obligation bond indebtedness outstanding was $8,973,711,000.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of November 1, 2002, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,066,600,000.

The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2002, the State’s outstanding obligation was $1,124,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000.

The State’s general obligation bonds are rated Aa2 by Moody’s and AA by both Standard & Poor’s and Fitch. As of August 22, 2002, Moody’s and Standard & Poor’s had each revised its credit outlook on such bonds from “stable” to “negative.”

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State’s land area; (iii) an action by certain students and municipalities claiming that the State’s formula for financing public education violates the State’s constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; (ix) an action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys’ fees, and costs; and (x) two sales and use tax refund cases involving claims of exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities.

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As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In 1998, the Superior Court ordered the State to show cause as to whether there had been compliance with the Supreme Court’s ruling, and on March 3, 1999, it concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State’s compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and briefs were scheduled to be filed in December of 2002. The fiscal impact of this matter might be significant but is not determinable at this time.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport could file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from the revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon a publicly available offering statement dated November 1, 2002 relating to Massachusetts general obligation bonds and official press releases dated December 9, 2002 and January 24, January 30, and February 3, 2003; however, the summary has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

Personal Income.    Since 1970, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts have increased faster than the national average between 1993 and 1997, showing growth rates between 0.3 and 3.8 percent in this period. In 1999 Massachusetts had its highest per capita income growth in 15 years, exceeding the national growth rate by 1.6 percentage points. In 2001, nominal and real income in Massachusetts and the United States has shown a slight decline. Even with slight declines in income, both real and nominal income levels in Massachusetts remain well above the national average. Massachusetts had the third highest level of per capita personal income in the United States in 2001. The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent.

Employment.    The Massachusetts services sector, with 37.4 percent of the non-agricultural work force in August, 2002 is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.5 percent), manufacturing (12.2 percent), and government (12.0 percent). While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, from 1994 through 2001 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts has been consistently below that of the United States over the twelve months ended August, 2002. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns for the twelve months ended August, 2002. The unemployment rate in Massachusetts increased from 4.0 percent in August of 2001 to 5.2 percent in August of 2002, and the United States unemployment rate also increased from 4.9 percent to 5.7 percent between these same months. The Massachusetts seasonably adjusted unemployment rate was 5.2 percent in December 2002, while the national unemployment rate was at 6.0 percent in December.

Economic Base and Performance.    In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999, while New England’s growth accelerated. Over the last decade, growth of the Massachusetts economy has averaged 3.8 percent, while New England and the nation have experienced average growth of 3.3 percent and 3.5 percent, respectively. The Massachusetts economy is the largest in New England, making up an average of 47.6 percent of New England’s total Gross State Product and an average of 2.7 percent of the nation’s economy over the past decade.

Past Years’ Financial Results.    In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Budgeted expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

In fiscal 2001, which ended June 30, 2001, the total revenues of the budgeted operating funds of the Commonwealth increased by 1.21% over the prior fiscal year to $22.816 billion. However, budgeted expenditures decreased by 1.25% from the prior fiscal year to $22.134 billion. As a result, the Commonwealth ended fiscal year 2001, with a positive closing fund balance of $3.013 billion.

For fiscal 2002, Commonwealth tax collections continued to lag behind the prior year by substantial margins, resulting in reduced tax revenue estimates and budget adjustments. On April 15, 2002 the Acting Governor and legislative leaders announced an agreement to address the fiscal 2002 budget shortfall as then estimated. The April 15, 2002 plan was based on a fiscal 2002 consensus tax revenue estimate of $14.750 billion and a deficit then identified to be $689 million.

On April 23, 2002, the Acting Governor filed a capital outlay bill that moved approximately $102 million of pay-as-you-go capital projects to bond funding. The Commonwealth had used surplus operating revenues from fiscal 1998-2000 to create several capital project funds. The proposed legislation would transfer monies from those capital project funds into the General Fund, and allow for the capital projects to be funded by bond proceeds instead of operating funds. The capital outlay bill was enacted on July 31, 2002. The affected capital projects will be absorbed under the $1.2 billion annual administrative bond cap. The Executive Office for Administration and Finance will also make a one-time transfer of $25 million to $50 million of bond cap from fiscal 2002 to fiscal 2003.

On May 8, 2002, the Acting Governor proposed supplemental appropriations in the amount of approximately $24.2 million to fund various deficiencies, including the account from which judgments and settlements against the Commonwealth are paid, emergency cash assistance and food stamps through the Department of Transitional Assistance, energy-related costs in correctional facilities and prenatal care for low-income uninsured women through the Department of Public Health. The proposal included a $24 million transfer from the MBTA Infrastructure Renovation Fund to the General Fund. The proposal also included recommendations for funding for programs that would carry into fiscal 2003.

On May 17, 2002, the Acting Governor signed into law a bill that included approximately $371 million of supplemental appropriations and authorized the use of approximately $408 million in reserves to balance the fiscal 2002 budget. These reserves include $200 million from the Stabilization Fund, $115 million from pay-as-you-go capital funds, $56 million from the Caseload Mitigation Fund, $35 million from the Medical Security Trust, and $1.4 million from the Voting Equipment Revolving Loan Fund. The legislation also extended the Commonwealth’s pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million. It also drew $60 million from the fiscal 2002 tobacco settlement and reduced the Capital Needs Investment Trust by $23 million in fiscal 2002. The legislation was intended to give effect to the April 15 agreement among the Acting Governor and legislative leaders. In addition to this legislation, the agreement called for $40 million in savings resulting from management initiatives relating to the Commonwealth’s debt and $24 million in unspecified savings, to be identified through further review and negotiation.

Based on continuing tax revenue shortfalls, in May 2002 the Executive Office for Administration and Finance reduced the fiscal 2002 tax revenue estimate by an additional $470 million to $14.280 billion. On May 23, 2002, the Acting Governor filed legislation that proposed using approximately $509 million of certain reserve funds for the purposes of balancing the current fiscal year budget. These fund transfers included up to $310 million from the Stabilization Fund to the General Fund, $90 million from the Health Care Security Trust Fund to the General Fund and $109 million from the Health Care Security Trust Fund to the Children’s and Seniors’ Health Care Assistance Fund. On June 25, 2002 the Acting Governor signed into law a bill authorizing the transfer of up to $300 million from the Stabilization Fund to the General Fund.

On August 30, 2002, the Acting Governor signed a final fiscal 2002 supplemental appropriation in the amount of $49 million, which included $9.5 million for public safety costs relating to September 11th, $7 million for the Department of Mental Retardation, $6.4 million for the Division of Youth Services, $3.5 million for a new state police class, $2.5 million for the Registry of Motor Vehicles, $2.5 million for brownfields, $1.5 million for the Children’s Medical Security Plan and $1.3 million for the Judgments and Settlements account. The legislation also authorized the state comptroller to use up to $180 million of additional Stabilization Fund monies to close out fiscal 2002, transferred $24 million of MBTA infrastructure fund monies to the General Fund and continued approximately $54 million of additional fiscal 2002 appropriations into fiscal 2003.

Fiscal 2003 Budget.    On January 23, 2002, Acting Governor Swift filed her fiscal 2003 budget recommendation. The Acting Governor’s budget recommendation called for budgeted expenditures of approximately $23.548 billion, a 3.1% increase over the fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal 2003 were estimated to be $22.6 billion. The Acting Governor’s proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million.

On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the Massachusetts Bay Transportation Authority (MBTA) is included in the $14.716 billion figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue’s revised estimate assumed that tax cuts scheduled to take effect under then-current tax law would remain in effect.

On June 25, 2002, the Acting Governor signed an interim budget to allow state services to continue for the first month of fiscal 2003. On July 22, 2002 the Acting Governor signed an additional interim budget to allow state services to continue for the first two weeks of August.

On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion (compared to then-current law) through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, decreases in personal income tax exemptions and a delay in the implementation of Question 4, which would have reduced the tax rate on most non-capital gains income from 5.3% in tax year 2002 to 5.0% in tax year 2003. In addition, the fiscal 2003 General Appropriations Act (“GAA”) increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.

Also on July 19, 2002, the Legislature passed the GAA. The Legislature’s enacted budget was based on a tax revenue estimate of $14.116 billion, plus the $1.241 billion in estimated tax increases. The fiscal 2003 GAA also included provisions that would conform state tax treatment of certain retirement accounts and mobile telecommunications services to federal law, which the Department of Revenue estimates will reduce fiscal 2003 tax collections by approximately $8 million. The fiscal 2003 GAA also included provisions for a tax amnesty to be implemented in fiscal 2003, which the Department of Revenue estimates will increase tax revenue collections by $43 million. These estimates yield a fiscal 2003 tax revenue estimate of $15.393 billion. Under the GAA, $684 million of sales tax revenue would be dedicated to the MBTA. The GAA directly appropriates $22.96 billion in fiscal 2003. This does not include approximately $350 million in Medicaid related health care spending that was moved off-budget. After accounting for this off-budget spending, the GAA is $23.3 billion or 2% over estimated fiscal 2002 spending.

On July 29, 2002 the Acting Governor vetoed approximately $355 million of spending from the GAA. On July 31, 2002 the legislature overrode approximately $77 million of the Acting Governor’s vetoes, including $41 million at the Group Insurance Commission, $27.9 million for Kindergarten Expansion Grants, $5 million for Community Health Center Grants, and $2.3 million for State Police Patrols.

The fiscal 2003 GAA eliminated Medicaid eligibility for approximately 50,000 long term unemployed adults as of April 1, 2003. This change resulted in a spending reduction of $52 million; however, the Division of Medical Assistance estimates that the shift of this population from MassHealth to emergency health services could result in increased costs to the “free care pool” of approximately $30 million in fiscal 2003, or approximately $140 million on an annualized basis. The GAA also adjusted the pharmacy reimbursement methodology for pharmacy providers under Medicaid, for a savings of $60 million in fiscal 2003. Some major pharmacy chains as well as some independent pharmacies, representing in the aggregate over 50% of the Medicaid pharmacy network, stated their intent to withdraw from the Medicaid program if the reduced reimbursement rates became effective. The Acting Governor agreed to maintain pharmacy reimbursement rates at previous levels for 60 days. Division of Health Care Finance and Policy announced a new pharmacy reimbursement methodology on October 2, 2002, which reduced the savings to $6 million in fiscal 2003. The two largest pharmacy chains in the Commonwealth have stated their intent to continue to participate in the Medicaid program under the revised reimbursement methodology. The Commonwealth’s expenditures for Medicaid pharmacy benefits are 50% reimbursable by the federal government.

The GAA also utilized 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance to be approximately $290 million, as well as $917 million in reserves from the following sources: $790 million from the Stabilization Fund, $75 million from the Caseload Mitigation Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The Acting Governor vetoed the transfer of $790 million from the Stabilization Fund to the General Fund and reduced the transfer to $550 million.

On July 29, 2002, the Acting Governor filed a technical corrections bills related to the fiscal 2003 GAA. This bill would establish a three-tiered, income-based contribution system for state employee health benefit premiums and would transfer the ending fiscal 2003 balances of the Tobacco Settlement Fund and the Health Protection Fund to the General Fund.

On October 17, 2002, the Secretary of Administration and Finance reduced the official fiscal 2003 tax revenue estimate by $247 million to $15.145 billion, including $43 million anticipated to be collected from the fiscal 2003 tax amnesty program. The Executive Office for Administration and Finance now expects that the Massachusetts economy will recover more slowly than was projected at the time the consensus revenue estimate was agreed upon in July 2002. The delayed economic recovery will result in lower tax revenue collections over the remainder of fiscal 2003 than was projected. The reduction to the fiscal 2003 tax revenue estimate is composed of a $115 million reduction in withholding collections, a $102 million reduction in estimated capital gains tax revenues, and a $44 million reduction in sales tax revenue, offset in part by smaller increases in other tax revenue sources. The net reduction affects both baseline tax revenue projections and the July 19, 2002 tax increase legislation discussed above. The Executive Office for Administration and Finance estimates that the tax revenue decline, legislative overrides of the Acting Governor’s vetoes to the GAA and other budgetary deficiencies including Medicaid costs in the aggregate will amount to an approximately $297 million statutory deficit against the budget adopted in the fiscal 2003 GAA.

In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts pursuant to her authority under Chapter 29, Section 9C of the Massachusetts General Laws in the amount of approximately $98 million to partially address the anticipated revenue shortfall.

On October 23, 2002, the Acting Governor filed legislation that included technical corrections and other proposals to improve the financial condition of the Commonwealth. The legislation provides for maximizing federal reimbursements that are funded through Temporary Assistance to Needy Families, Child Care Development and Social Services block grants, which are projected to generate an additional $23 million in federal reimbursements to the Commonwealth in the aggregate. The legislation was enacted on October 30, 2002.

The Acting Governor has also asked the Legislature to reconsider a number of the Administration’s proposals including reducing the lottery prize payout ratio, setting up a three tiered health insurance contribution system for state employees, accelerating the implementation of Medicaid reductions and introducing a second round of early retirement incentives. The Acting Governor is also considering additional savings initiatives that would not require legislative approval.

The following table shows the tax revenue collections for each month through October 2002 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month which are dedicated to the MBTA.

Fiscal 2003 Budgeted Tax Collections (in millions)

Month	Tax Collections	Change from Year Prior	Percentage Change	MBTA Portion
July	$1,013	$(13)	(1.3)%	$57.5
August	1,064	(49)	(4.4)	54.1
September	1,558	34	2.2	59.5	(1)
October	932	(37)	(3.8)	55.1

Total	$4,567	$(66)	(1.4)%	$226.1

SOURCE: Executive Office for Administration and Finance.

(1)	Includes estimated adjustment to bring revenues up to MBTA base amount for first quarter of fiscal 2003.

On December 9, 2002, the Acting Governor ordered budget cuts totaling $60.7 million to close the $297 million budget gap identified in October. The Acting Governor eliminated the $38.7 million MWRA Water and Sewer Rate Relief Fund and the $10 million state subsidy to the Boston Convention Center. The Acting Governor also reduced the state Department of Transitional Assistance by $10 million. The Acting Governor also transferred $1 million in funding for public zoos to the state’s capital budget and cut $1 million in state aid for local smoking cessation programs. Through January 2003, fiscal year 2003 tax collections were down $123 million, or 1.4% compared to the same period in fiscal year 2002.

On January 2, 2003, W. Mitt Romney was sworn in as the new Governor of the Commonwealth. A new Lieutenant Governor, Kerry Healey and a new Treasurer and Receiver-General, Timothy Cahill, also took office on January 2, 2003.

On January 30, 2003, the Commonwealth’s Secretary of Administration and Finance, Eric Kriss, issued a statement that the Commonwealth faces a potential $650 million budget gap for the fiscal year ending June 30, 2003. Using the Governor’s power to reduce spending in a fiscal emergency, Governor Romney made $343 million in spending cuts, including a $133 million cut to health and human services, a $114 million cut to local aid, and a $41 million cut to education programs in response to the potential budget gap. In addition, Governor Romney filed legislation to provide for a cost reduction package of an additional $143 million.

Limitations on Tax Revenues.    Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Tax revenues in fiscal 1997 through fiscal 2001 were lower than the limit set by Chapter 62F. For fiscal 2001, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $ 16.8 billion and allowable state tax revenues were $18.3 billion.

Local Aid.    The Commonwealth makes substantial payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. In fiscal 2002, approximately 22.8 percent of the Commonwealth’s projected spending is estimated to be allocated to direct local aid. Local aid payments to cities, towns, and regional school districts take the form of both direct and indirect assistance.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $3.213 billion in fiscal 2002. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

Medicaid.    Over a quarter of the Commonwealth’s budget is slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth’s appropriations for health care. It was the largest item in the Commonwealth’s budget other than direct local aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000, and 2001 Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projects fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid program.

Commonwealth Pension Obligations.    The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

The Public Employees Retirement Administration Commission (PERAC) prepared a new actuarial valuation of the total pension obligation dated January 1, 2001, which was released September 19, 2001. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $6.374 billion. The valuation study estimated the total actuarial accrued liability as of January 1, 2001 to be approximately $35.605 billion. On May 17, 2002, the Acting Governor signed into law a bill extending the Commonwealth’s pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million.

Central Artery/Ted Williams Tunnel Project.    The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel project (the “Project”), a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority (the “Turnpike Authority”) should continue to be responsible for the management of the project. The Federal Highway Administration informed the Massachusetts Turnpike Authority, by letter dated June 15, 2000, that it had been designated a “high-risk grantee,” meaning that more detailed financial reports and additional monitoring will be required on the project. Such designation would remain in effect until the project’s completion with respect to activities related to the project.

On October 23, 2000 the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the Project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the Project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the Project.

The Central Artery and Statewide Road and Bridge Infrastructure Fund (“Infrastructure Fund”) was created by legislation in May, 2000 to fund additional costs of the Project that had been announced in February, 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made.

In the Turnpike Authority’s annual cost and schedule update (“CSU 9”), the Project projected that its budget would remain at $14.625 billion. The CSU 9 contingency account was budgeted at $334.9 million, of which approximately $62 million was allocated for unanticipated risks. CSU 9 is the basis for the budget and schedule portion of the Turnpike Authority’s annual finance plan which was filed with the Federal Highway Administration (“FHWA”) for approval on August 31, 2002 (the “October 2002 Finance Plan”). Federal approval has not yet been attained, with the result that commencing October 1, 2002, the U.S. Department of Transportation is withholding future obligation of federal funds for the Project. This withholding is not expected to adversely affect Project cash flow, assuming that federal approval is obtained by August 31, 2003.

The Executive Office for Administration and Finance engaged an independent auditor to review and evaluate CSU 9, as required for the U.S. Department of Transportation’s approval of the October 2002 Finance Plan. In its final report dated September 30, 2002, the independent auditor did not recommend an increase to the overall Project budget of $14.625 billion. However, the auditor found that an I-90 opening of January 2003, and I-93 northbound opening of March 2003 and an I-93 southbound opening of May 2004 are more likely than the projected opening dates stated by the Turnpike Authority in CSU 9.

On July 26, 2002, FHWA announced its estimate of the total Project cost to be $14.46 billion in connection with its annual budget review of the Project. On July 22, 2002, the Massachusetts State Auditor issued an interim report concluding that the CSU 9 projected budget of $14.625 billion is overfunded by approximately $88 million.

The U.S. Department of Transportation Office of the Inspector General and the General Accounting Office have taken a position that monies realized from the resale of property originally purchased with federal funds should retain their federal character and not become state funds. FHWA, which has responsibility for issuing and interpreting regulations on the subject, disagrees with that interpretation and has taken a position that such monies become state funds upon resale of such property. The Turnpike Authority has budgeted $87 million for Project costs from the projected resale of its Kneeland Street properties, which fall into this category, in the October 2002 Finance Plan. Senator John McCain has requested the U.S. Secretary of Transportation to abolish the federal rule allowing characterization of such monies as state funds. If FHWA changes its position, the Project would be required to replace approximately $50-60 million of newly characterized federal funds with state funds in order to maintain compliance with the $8.549 billion cap on federal funding for the Project. In the event this were to occur, the Project would seek a reallocation by the Commonwealth of federal highway program funds so as not to increase the total cost of the Project or alter the cash flow of Project funding. Alternatively, the Project estimates that sale or lease of additional surface artery real estate could yield an additional $84 million beyond the current estimated Project budget. If reallocation of federal funds or realization of additional revenues from surface artery real estate or other sources were not possible, the Project could potentially face a revenue shortfall.

Each annual finance plan, including the October 2002 Finance Plan, budgets for the potential cost of change orders on all awarded and unawarded contracts. Any dollar amount associated with an individual claim or issue, or the sum of claims or issues, may not reflect the ultimate impact, if any, on the final Project cost. The contract claim of Honeywell Technology Solutions, Inc. received on March 16, 2002 now totals $123.9 million. As a result of negotiations between the Project and Honeywell on the claim, the parties have entered into an agreement dated October 18, 2002, reaffirming contract metrics and schedule milestone dates. The Honeywell contract includes installation of systems necessary to open the roadway. If Honeywell fails to perform work on an accelerated basis or if Honeywell were to abandon the contract, it might result in a substantial and material impact to Project cost and schedule.

The current weak economy and resolution of contractor claims, including so called global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected Project contractors. Such financial difficulty could affect the ability of a contractor to complete Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be substantial and material impact on Project schedule and cost.

As of September 30, 2002, Project construction was 84.3% complete. As of that date, approximately $12.7 billion was under contract or agreement and approximately 90% of all construction scope was under contract. Current trends indicate the following opening dates for the Project:

Current Trend
I-90 opening:	December 2002
I-93 northbound opening:	January 2003
I-93 southbound opening:	January 2004

While later than milestone dates identified in the October 2002 Finance Plan, the above dates are covered by schedule cost contingency. The Project is targeting November 2004 for the full I-93 southbound opening and Project substantial completion for February 2005.

On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Central Artery/ Ted Williams Tunnel project from 1994 to 2001. The report asserts that the private joint venture serving as the project’s management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2001. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General’s allegations.

On May 8, 2000, the State Treasurer’s office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of “Certain Municipal Securities/ Massachusetts Central Artery (B-1610),” pursuant to a formal order of private investigation issued by the Commission.

Ratings of General Obligation Bonds.    Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services have rated the Commonwealth’s general obligation bonds AA-, Aa2, and AA-, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the credit worthiness of tax-exempt securities of other issuers located in the Commonwealth. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant.

APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 14.9% in 2000. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for five of the last seven years, the unemployment rate in the State has been at or below the national average. During 2002, the average monthly unemployment rate in the State was 6.1% compared to a national average of 6.0%, and has continued at a rate slightly above the national average.

The State’s economy continues to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes and national and international events affecting national security. Such actions are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. The State has indicated that it expects that State revenues subject to the limit in the 2000-01 fiscal year did not exceed the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. General Fund revenues are obtained approximately 51% from the payment of State taxes and 49% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total

General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1997-2001 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. As a result, the total ending General Fund fund balance and unreserved fund balance for the fiscal year ended September 30, 1997, were reduced by $154.1 million from $1,047 million to $893.1 million to account for the correction of the prior period error. The ending fund balance (reserved and unreserved) of the General Fund at the end of the 2000-01 fiscal year was $1,908.5 million, of which the unreserved portion was $28.1 million. The balance in the Budget Stabilization Fund as of September 30, 2001 was $944.2 million.

Consistent with the downturn in the national economy, the State is currently experiencing an economic slow-down, which has resulted in reductions in anticipated State revenues. On November 6, 2001, the State Legislature completed required approvals of an executive order of the Governor which reduced 2001-02 appropriated State expenditures by approximately $540 million. Included in the 2001 executive order cuts were reductions in revenue sharing for Michigan municipalities of approximately $37 million. The State Legislature also increased the State’s cigarette tax and appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001 in the General Fund and to help balance the 2001-02 General Fund budget. The impact of these transfers was expected to reduce the balance in the Budget Stabilization Fund to just under $250 million.

In December of 2002, the Governor proposed cuts of $462.9 million in the 2002-03 fiscal year budget. $337.4 of these cuts were made through an executive order, which was approved by the State Legislature, including a $53 million reduction (approximately 2.5%) in appropriations to the public universities and a $62.9 million reduction (approximately 3.5%) in revenue sharing payments to local units of government. The impact of the reduction on local units of government will vary depending on the percentage of their own budgets which comes from revenue sharing. $125 million of the Governor’s proposed budget reductions required additional legislative approval, as to which approximately $110 million has occurred. Finally, the remaining unrestricted balance in the Budget Stabilization Fund has been dedicated to balance the general fund as of the September 30, 2002 fiscal year end, leaving the Budget Stabilization Fund with a zero balance as of that date.

Due to insufficient funds to support the enacted State School Aid budget, the State Budget Director has notified the State Legislature and school districts that for the remainder of fiscal year 2003 state aid payments to school districts will be reduced pro-rata by approximately 3.8% beginning with the March 2003 payment, unless the State Legislature appropriates additional funds to avert the reduction. The State Budget Director has also indicated that projected state aid payments for fiscal year 2004 may be reduced based on current revenue forecasts. Additional budget reductions in both the General Fund and the School Aid Fund are anticipated for both the 2002-2003 and 2003-2004 fiscal years.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund or the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last six years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax over a period of years by 0.1% each year. In 2002 the rate was 4.1%. By 2004 the rate is scheduled to drop to 3.9%. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and government units and court funding.

Currently, the State’s general obligation bonds are rated Aaa by Moody’s, AAA by Standard & Poor’s and AA+ by Fitch. The State received upgrades in September 2000 from Standard & Poor’s, in October 2000 from Moody’s and in April 1998 from Fitch.

APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2003” refers to the State’s fiscal year beginning July 1, 2002 and ending June 30, 2003.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $276 million for Fiscal Year 1999, $188 million for Fiscal Year 2000, $389 million for Fiscal Year 2001 and $292 million for Fiscal Year 2002. For Fiscal Year 2003, the balance in the undesignated General Fund is estimated to be $303 million.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During calendar year 2002, New Jersey’s economy continued at a sluggish pace similar to the rest of the nation. The economic slowdown began in 2001 with average annual employment declining by 0.7% as compared to the 2.4% growth in 2000. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001. Due to weakening labor market conditions, New Jersey’s personal income growth also moderated to a 3% rate in 2001, substantially below the record pace of 9.9% in 2000. The current estimate of 2002 personal income growth is in the 3% range.

New Jersey’s unemployment rate in November 2002 was 5.6% up from 4.2%, the average annual rate for 2001. The unemployment rate climbed in early 2002, reaching 5.6% in March, declined to 5.3% in August, climbed back to 5.6 % in October but remained flat in November 2002. Although growth in the job market is still weak, New Jersey’s employment level continues to remain above four million, showing positive monthly gains in October and November 2002, the first such monthly gains since late 2001.

Economic forecasts as of December 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. The Federal Reserve expects the recovery to remain uneven over the near term, but to continue in view of the growth in productivity and low interest rates. Economic activity is expected to pick up modestly in 2003 and accelerate in 2004.

New Jersey’s economy is expected to follow the national trend in 2003. Employment growth is projected to be slightly negative in 2002 but grow moderately at close to 1% in 2003. Personal income growth in New Jersey is expected to remain around 3% in 2002 and then grow modestly in 2003. Housing starts in 2002 are expected to be above the 2001 level and ease slightly in 2003. New vehicle registrations are projected to moderate from the high levels set in 2000 and 2001 but remain close to 630,000+ units in 2002 and 2003. Inflation is expected to remain modest, below 2.5% in 2002 and 2003. Low inflation continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durables in the State.

To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

The State and the nation may experience further near-term slow growth and the expected recovery may stall into early 2003 if consumers, investors, and businesses become more cautious than currently assumed. However, the fundamentals of the State’s economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

Tort, Contract and Other Claims.    At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al.     This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously. On December 29, 2000 the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter has been sent back to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision, finding that five of the seventeen petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them. The Commissioner will now review the Initial Decision, exceptions and record and issue a final decision.

United Hospitals et al. v. State of New Jersey and William Waldman et al.    There are several matters involving approximately 40 hospitals challenging Medicaid hospital reimbursement rates for rate years 1995 through 2001. The matters were filed in the Appellate Division of the Superior Court of New Jersey and in the Office of Administrative Law. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The Appellate Division has remanded some of these matters to the Division of Medical Assistance and Health Services to make further findings. The State intends to vigorously defend these actions. United Hospitals is in bankruptcy and this case has been settled so far as United Hospitals is concerned.

Abbott V Appeals.    Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and Department of Education (the “Department”) regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts filed individual petitions of appeal with the Commissioner of Education. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (“OAL”) for further proceedings. To date, one of the original thirteen districts that filed petitions for the 1999-2000 school year remains active. The State is facilitating the expedition of the remaining early childhood appeal from 1999-2000 in the OAL and will vigorously defend the Department’s actions.

2001-2002 Abbott District Appeals.    Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Additionally, four districts filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving three of the districts have been amicably resolved. With regard to the fourth district, Elizabeth, upon notice by the district, the initial decisions of the Administrative Law Judge were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts filed petitions of appeal on DOE decisions awarding Additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagree with the Department’s findings of budget reallocations, revenues and the final award of Additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in four of the eleven districts. The State’s motion to dismiss the petition in one of the eleven districts was granted and the remaining matters were transferred to the Office of Administrative Law for Hearing. Amicable resolutions were reached in eight of the eleven districts. The State is actively attempting to finalize the resolution of the Elizabeth matter. Finally, the Education Law Center (“ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC takes issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

Lonegan, et al. v. State of New Jersey et al.

A lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County, Law Division, challenging the constitutionality of various State statutes (collectively, the “State Contract Statutes”), which authorize the issuance by various State authorities and instrumentalities of bonds (the “State Contract Bonds”) which are payable from amounts to be paid by the State Treasurer, subject to annual appropriation, under a contract with such authority or instrumentality. The plaintiffs sought a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the “State Constitution”). The plaintiffs alleged that the issuance of the State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the State Constitution, Article VIII, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of the State and the named State authorities and instrumentalities (collectively, the “State Parties”) by granting the State Parties’ motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the State Constitution. The judge specifically found that the issuance of State Contract Bonds pursuant to the State Contract Statutes do not create a debt of the State. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment in favor of the State Parties.

On February 5, 2001, the plaintiffs filed a Notice of Appeal with the Superior Court, Appellate Division. On February 22, 2001, the State Parties’ petition to the New Jersey Supreme Court for direct certification of the Superior Court decision was denied. However, the New Jersey Supreme Court ordered an accelerated briefing and argument schedule in the Appellate Division. On March 9, 2001, the plaintiffs filed a notice of motion in the Appellate Division seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of State Contract Bonds. On March 26, 2001, the Appellate Division denied the injunctive relief sought by plaintiffs. On June 27, 2001, by a two-to-one decision, the Appellate Division affirmed the Superior Court’s decision. The New Jersey School Boards Association participated as amicus in the appeal in defense of the challenged statutes.

On July 3, 2001, the plaintiffs filed a notice of appeal as of the right in New Jersey Supreme Court, where the matter remains pending. On August 17, 2001, the plaintiffs filed a notice of motion with the Supreme Court seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of State Contract Bonds and seeking to disqualify three of the Supreme Court Justices from hearing the appeal. At the same time, plaintiffs filed their merits brief with the Supreme Court. The State Parties responded on August 27, 2001 in opposition to the motion. On September 21, 2001, the Supreme Court denied the motion on both grounds. The Supreme Court heard oral argument on January 2, 2002.

On August 21, 2002, the Supreme Court issued a decision (the “August 21 Decision”) affirming the decision of the Appellate Division only insofar as it upheld the constitutionality of the Educational Facilities Construction and Financing Act and the issuance of State Contract Bonds thereunder. With regard to all other State Contract Statutes challenged by the plaintiffs, the Supreme Court reserved ruling and scheduled the matter for additional briefing and reargument. Plaintiffs filed their Supplemental Brief with the Supreme Court on September 10, 2002. The State Parties filed their Supplemental Brief on the merits with the Supreme Court on October 2, 2002. Plaintiffs filed their Supplemental Reply Brief on or about October 8, 2002. The Supreme Court heard supplemental oral argument on the matter on October 21, 2002, and a decision has not yet been rendered.

Southern New Jersey Light Rail Group v. New Jersey Transit Corporation.    On July 31, 2002, New Jersey Transit Corporation’s contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit in the Law Division, Essex County alleging over $100 million in damages and claims on the project. The contractor, Southern New Jersey Rail Group (a consortium of Bechtel Infrastructure and Bombardier), alleges breach of contract, breach of the covenant of good faith and fair dealing, equitable adjustment, unjust enrichment and negligent misrepresentation resulting from alleged delays caused by New Jersey Transit and changes in the contract work for which the plaintiff alleges it is entitled to be compensated. The State will vigorously defend this matter.

Moody’s Investors Service, Inc. downgraded the State of New Jersey’s general obligation bonds from Aa1 to Aa2 on March 2, 2002. On April 25, 2002 and June 4, 2002, respectively, Fitch, Inc. and Standard & Poor’s, a division of The McGraw Hill Companies, Inc., both downgraded the State’s general obligation bonds from AA+ to AA. From time to time, agencies may change their ratings.

APPENDIX G

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City”) or New York State (the “State” or “New York”). Other factors will affect issuers. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General.    More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

The Mayor is responsible for preparing the City’s financial plan, including the City’s current financial plan for the 2003 through 2006 fiscal years (the “2003-2006 Financial Plan,” “Financial Plan” or “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

For each of the 1981 through 2002 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then generally accepted accounting principles (“GAAP”), after discretionary and other transfers (“transfers”). For the 2002 fiscal year, the City had an operating surplus of $686 million, before transfers. General Fund total revenues for the 2002 fiscal year were approximately $40.86 billion. The City’s Financial Plan for the 2003 through 2006 years projects revenues and expenditures for the 2003 and 2004 fiscal years, balanced in accordance with GAAP. The City has shown a pattern of consistently projecting and closing budget gaps. The City has outlined a gap-closing program which anticipates additional City agency programs to reduce expenditures or increase revenues and additional federal and state actions such as intergovernmental aid to the City. There can be no assurance that additional gap-closing measures, such as tax increases or reductions in the City services, will not be required.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City Financial Plan projects budget balances in the 2003-2004 fiscal years and budget gaps for each of the 2005 and 2006 fiscal years. A pattern of current year balance or surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

World Trade Center Attack.    On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the Financial district was interrupted.

Recovery, clean up and repair efforts will result in substantial expenditures. The federal government has committed over $21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. This amount includes approximately $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the

Liberty Zone, the area surrounding the World Trade Center site. These programs include expanding tax credits, increasing depreciation deductions, authorizing the issuance of tax-exempt private activity bonds and expanding authority to advance refund some bonds issued to finance facilities in the City.

The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

In addition, the State authorized the Transitional Finance Authority (“TFA”) to have outstanding $2.5 billion of bonds (“Recovery Bonds”) and New York City notes (“Recovery Notes”) to pay costs related to or arising from the September 11 attack (“Recovery Costs”).

City’s Financing Program.    Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of the TFA, which issues debt secured by personal income tax and sales tax revenues, TSASC, Inc., (“TSASC”), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies, and the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

2003-2006 Financial Plan.    On November 18, 2002, the City submitted to the Control Board the Financial Plan for the 2003 through 2006 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 2002 (the “June Financial Plan”). The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years, balanced in accordance with GAAP, after $804 million of discretionary and other transfers in fiscal year 2003 to pay debt service due in fiscal year 2004, and projects gaps of $939 million and $1.3 billion for fiscal years 2005 and 2006, respectively.

The Financial Plan assumes the successful implementation of a program to close previously projected gaps of $1.1 billion for fiscal year 2003, $6.4 billion for fiscal year 2004, $6.7 billion for fiscal year 2005 and $7.0 billion for fiscal year 2006. The gap-closing program proposed in the Financial Plan would (i) reduce agency expenditures (including debt service savings reflecting a 30% reduction in capital commitments) and increase agency revenues by $844 million in fiscal year 2003 and by more than $1.1 billion in subsequent fiscal years; (ii) increase property taxes by 25% effective January 1, 2003, which would generate $1.1 billion, $2.3 billion and $2.4 billion and $2.5 billion in fiscal years 2003 through 2006, respectively (which has subsequently been reduced by $296 million, $608 million, $633 million and $660 million in fiscal years 2003 through 2006, respectively, as a result of the City Council approving an 18.49% property tax increase, rather than the proposed 25% increase.); (iii) restructure the personal income tax to include income of non-residents employed in the City in the tax base and reduce over four years the highest tax rate, which would generate $1.0 billion, $684 million and $239 million in fiscal years 2004, 2005 and 2006, respectively, and which is subject to approval by the State; and (iv) additional State and federal assistance and labor productivity actions, which require the approval of the State and federal governments and negotiation with the unions. The additional State actions proposed in the Financial Plan include: (i) regional transportation initiatives which would generate additional revenues or produce savings for the City totaling $200 million, $600 million and $800 million in fiscal years 2004, 2005 and 2006, respectively, including imposing tolls on all Manhattan crossings or transferring responsibility for the local private bus system to the MTA; and (ii) other initiatives totaling $200 million annually in each of fiscal years

2004 through 2006, which could include Medicaid cost containment, tort reform and other State assistance. Additional federal actions proposed in the Financial Plan include initiatives totaling $200 million in fiscal year 2004 and $250 million in each of fiscal years 2005 and 2006, which could include providing the City with flexibility concerning the use of existing federal funding, mandate relief, increasing the federal share of Medicaid or Medicare funding or other federal assistance. Labor productivity actions assumed in the Plan total $600 million annually in each of fiscal years 2004 through 2006 through more efficient deployment of City employees or reductions in pension or fringe benefit costs.

The Financial Plan also reflects changes since the June Financial Plan which decreased projected revenues and increased projected net expenditures. Changes in projected revenues include a decline in projected revenues of $697 million, $1.1 billion, $1.1 billion and $924 million in fiscal years 2003, 2004, 2005 and 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues as well as the elimination of previously assumed non-tax revenues. The assumed decline in tax revenue growth reflects the September 11 attack and the national recession, which resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 100,000, a disruption in tourism and related spending and the continuing decline in financial services sector profits and employee income as a result of falling equity values and financial market disruptions resulting from financial disclosure scandals. Changes in projected expenditures since the June Financial Plan include increased pension costs totaling $64 million, $294 million, $500 million and $747 million for fiscal years 2003, 2004, 2005 and 2006, respectively, resulting primarily from investment losses in fiscal year 2002 totaling 8%, which extended the 3% loss assumed in the June Financial Plan and additional pension benefits. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid and increased debt service costs in fiscal year 2004 and debt service savings in fiscal year 2003.

The Financial Plan assumes that the City’s costs relating to the September 11 attack will be paid in substantial part from federal aid and funds previously provided by the TFA. The Financial Plan also assumes: (i) the continuation of State funding to extend the school day at a cost of $275 million in each of fiscal years 2002 through 2006, which is subject to State approval and (ii) $700 million of federal funds in fiscal year 2004 to fund emergency preparedness, which is subject to federal approval. The Financial Plan also assumes additional initiatives requiring federal actions of $230 million in fiscal year 2003.

Certain members of the State Legislature have expressed opposition to the proposed restructuring of the personal income tax to include in the taxable base income earned in the City by non-residents and have suggested that the City implement additional expenditure reductions or other alternative revenue initiatives. The City Council has approved a property tax increase of 18.49%, rather than the 25% increase proposed in the Financial Plan, which will reduce projected property tax revenues by $296 million, $608 million, $633 million and $660 million in fiscal years 2003 through 2006, respectively. It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2003, and it is possible that projected savings and revenues will not be realized.

Accordingly, the Financial Plan may be changed substantially by the time the budget for fiscal year 2004 is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

Assumptions.    The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2003 through 2006 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City’s infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see “Certain Reports” within).

Personal Service Costs.    The Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, will decrease from an estimated level of 206,610 on June 30, 2003 to an estimated level of 204,696 by June 30, 2006.

Intergovernmental Aid.    For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that state budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted or that any such reductions or delays will not have adverse effects in the city’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which could have adverse effects on the City’s cash flow or revenues. The City assumes that the costs relating to the September 11 attack on the World Trade Center will be paid from Federal aid and borrowings by the TFA.

Certain Reports.    From time to time, the Control Board staff, Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is expected that reports on the Financial Plan will be issued in December which will identify risks to the Financial Plan including gap-closing actions proposed in the Financial Plan which require the approval of others. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On December 26, 2002, the City Comptroller released a report on the state of the City’s economy and finances. In his report, the City Comptroller stated that it appears that the City will end fiscal year 2003 in balance. However, the report noted that the recent passage of an 18.49% increase in the property tax, rather than the 25% increase assumed in the Financial Plan, reduced the budget stabilization account for fiscal year 2003 from $804 million to $509 million and has decreased property tax revenue projections by $608 million in fiscal year 2004, and noted that the outlook for fiscal years 2004 through 2006 presents serious challenges, reflecting, among other factors, continuing softness in the economy, a lackluster stock market, the effects of the September 11 attack and the budget gaps projected in the Financial Plan for fiscal years 2004 through 2006.

With respect to the economy, the report noted that the City is still struggling to recover from its recession, which began in the first quarter of 2001, and may not fully recover until the second half of 2003. The report noted that the Comptroller’s forecast for the City’s economy is slightly more negative than the City’s, reflecting tax increases at the City level and anticipated State tax increases, as well as a continuing slow rate of growth in the national economy. The report noted that the risks to the national economy include the threat of military action in Iraq and the continued decline in the financial markets.

On December 18, 2002, the staff of the Control Board issued a report reviewing the Financial Plan. In its report, the staff concluded that the City is in good position to balance its budget in fiscal year 2003, but that there are substantial risks to initiatives in the Financial Plan in subsequent years, which rely on the assistance or cooperation of the State, the federal government and the City’s unions.

On December 13, 2002, the staff of the OSDC issued a report on the Financial Plan for fiscal years 2003 through 2006. The report identified risks, including the gaps projected in the Financial Plan, totaling $678 billion, $3.6 billion, $4.5 billion for fiscal years 2003 through 2006, respectively.

On December 18, 2002, the IBO released a report which concluded that the City faces gaps of $3.2 billion and $3.7 billion in fiscal years 2004 through 2006, respectively, and noted that the Mayor and City Council face a serious challenge in closing the remaining gap for fiscal year 2004. The report identified $2.2 billion in actions assumed in the Financial Plan which are uncertain and will require considerable cooperation from labor and the State and federal governments. For fiscal year 2004, the IBO report projected that tax revenues would be $1.2 billion greater than in the Financial Plan due to the IBO’s more optimistic forecast for the local economy starting in the second half of calendar year 2003, reflecting its outlook for employment growth and for profits in the securities industry. The IBO report also projected $289 million in higher spending than the Financial Plan, primarily due to spending in the education department and higher Medicaid and overtime costs.

Seasonal Financing Requirements.    The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City anticipates that its seasonal financing needs for its 2003 fiscal year will be satisfied by its $1.5 billion of short-term obligations issued on October 9, 2002. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal year 2002, $750 million of short-term obligations in fiscal year 2001, $750 million of short-term obligations in fiscal year 2000, $500 million of short-term obligations in fiscal year 1999, $1.075 billion of short-term obligations in fiscal year 1998 and $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State’s budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Outstanding Indebtedness.    As of September 30, 2002, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.208 billion and $2.250 billion of outstanding net long-term debt.

Water, Sewer and Waste.    The New York City Municipal Water Finance Authority (“Water Authority”) is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board and the Water Board holds a lease interest in tie City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy covering fiscal years 2002 through 2011 projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $8.9 billion of the $51.9 billion City-funded portion of the plan. The City’s capital commitment plan for the 2003 through 2006 fiscal years supersedes the Ten-Year Capital Strategy for those fiscal years and increases the total anticipated City-funded water and sewer commitments (which are expected to be financed with the proceeds of Water Authority debt) for the 2003 through 2006 fiscal years from $4.6 billion to $7.2 billion.

The City is subject to statutory and regulatory standards relating to the quality of its drinking water. The City’s water supply now meets all technical standards and the City’s current efforts are directed toward protection of the watershed area. A full scale water treatment facility to filter Croton system water is required under a federal consent decree. In 1996, the United States Environmental Protection Agency (“USEPA”) issued an interim Filtration Avoidance Determination (“FAD”) pursuant to which the City is not required to filter water from the Catskill and Delaware Systems. On November 26, 2002, USEPA announced the issuance of a new FAD which supersedes the 1997 FAD and will remain in effect until further determination is made, now scheduled for April 2007. The 2002 FAD provides that the City take action over the next five years to protect the Catskill and Delaware water supplies and justify the continuation of filtration avoidance. The City has estimated that if filtration of the Catskill/Delaware water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

Litigation.    The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002 amounted to approximately $4.3 billion.

New York State

Recent Economic Developments.    The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002. Private sector employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent for 2002. Bonus payments paid to financial services workers have been reduced significantly due to the recession and the steep decline in the stock market. On a calendar year basis, bonuses are estimated to have fallen 23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the finance and insurance sector will remain at about one-half of their 2001 peak level. Wages are expected to rise 2.3 percent in 2003, following a decline of 3.2 percent for 2002. Total State personal income is projected to increase 3.1 percent in 2003.

The New York Economy.    New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. New York City is the nation’s leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends.    In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

Recent Events.    The State’s current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent, contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

2002-03 Fiscal Year.    The State’s current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

In January 2002, the Governor presented a balanced 2002-03 State financial plan (the “Executive Plan”) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to The Division of the Budget (“DOB”). The January 2002 Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 State financial plans were projected to be in balance on a cash basis at that time.

On May 22, 2002, DOB issued a revised 2002-03 State financial plan following final action on the budget by the State Legislature (the “Enacted Plan”) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 State financial plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

The State released its first quarterly financial plan update on July 12, 2002, its second quarterly financial plan update on October 30, 2002, and an update to its Annual Information Statement (the “February Update”) on February 3, 2003. On January 29, 2003, the Governor submitted a revised Financial Plan for 2002-03 (the “Updated 2002-03 Financial Plan”) and new Financial Plans for 2003-04 through 2005-06 as part of the 2003-04 Executive Budget.

The updated 2002-03 Financial Plan reflects revisions based on a review of actual operating results through mid-January 2003, an updated analysis of underlying economic, revenue, and spending trends and the accounting reclassification by the State Comptroller described above. The recommendations in 2002-03 maintain budget balance by proposing a series of actions totaling $2.2 billion.

The $2.2 billion potential imbalance reflects projected lower receipts of $2.1 billion and higher spending of just over $100 million. The decline in revenues from the last plan includes $1.9 billion in personal income taxes and $320 million in business taxes, offset by $83 million in higher revenues in all other categories. The spending increase of roughly $100 million before savings actions results from higher costs for Medicaid ($100 million), the World Trade Center ($51 million), the Tuition Assistance Program ($33 million), and the Early Intervention Program ($30 million), partially offset by lower than expected spending in fringe benefit costs ($71 million) and in a variety of other programs ($20 million).

Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are now estimated at $39.94 billion, a decrease from 2001-02 of $1.21 billion.

The closing balance in the General Fund is projected to total $1.18 billion, including $710 million in the rainy day fund, $378 million in tobacco securitization reserves, $20 million in the Contingency Reserve Fund, and $75 million in the Community Projects Fund.

Special Considerations

In every year, many uncertainties exist in the forecast of the national and State economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below the current receipts forecast. Also, the United States Congress is expected to consider several economic stimulus packages during the winter of 2003. Several proposals could have a detrimental impact on New York State income receipts.

There are several significant risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses. Similarly, a conflict in Iraq carries the potential for a large spike of some duration in oil prices as well as a sharp drop in consumer sentiment and business confidence.

Prior Fiscal Years.    The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by the State Division of the Budget (“DOB”). After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The State reported a General Fund Operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. The State reported an accumulated Fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year).

The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

State Retirement Systems.    The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35 percent of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets and Liabilities.    Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller (“OSC”) reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or 1.2 percent from the 2000-01 billion level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002.

Local Government Assistance Corporation.    In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (“LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no TRAN borrowing in the Fifth year. This provision limiting the State’s borrowing practices was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of the LGAC, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Financing Activities.    Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, for their debt service is subject to annual appropriation by the State Legislature.

As of March 31, 2002, the total amount of outstanding general obligation debt was approximately $4.2 billion.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Both caps began in 2000-01 at an initial phase-in level of .75 percent. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the State financial plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.

Public Authorities — General.    As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority.    The Metropolitan Transportation Authority (“MTA”) reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

Litigation.    Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-2003 State financial plan. There can be no assurance that adverse decisions in legal proceedings against the state would not exceed the amount of all potential 2002-03 State financial plan resources available for the payment of judgements, and could therefore affect the ability of the State to maintain a balanced 2002-03 State financial plan. The General Purpose Financial Statements for the 2001-2002 fiscal year reported awarded and anticipated unfavorable judgments of $698 million, of which $91 million is expected to be paid during the 2002-2003 fiscal year.

Other Localities.    Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State receipts and disbursements for the State’s financial plans.

The state traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City. Funding in the 2002-03 Enacted Plan totals approximately $486 million, and includes General Purpose Local Government Aid, Local Government Aid to Counties, Supplemental Municipal Aid and targeted emergency aids.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1.24 billion, $400 million of which was paid in fiscal year 1998-1999 and another $600 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance did not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens approved the $3.1 billion bond package — the largest in State history — on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State’s request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20.5 million of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State’s motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38.2 of taxes previously paid by Ford.

On May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated there would be a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall was attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State’s share of the federal Medicaid program generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slow down and its effects on capital markets lead to decreases in taxes attributable to capital gains income. The slow down resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

In response to the budget shortfall, the Governor, as Director of the Budget, issued Executive Order No. 3 directing a number of actions to be taken to insure the State met its constitutional requirement of a balanced budget. Specifically, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use, and the identification and use of available reserves.

At the end of fiscal year 2000-2001, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million. Individual income tax fell short of estimates by $259.4 million, sales and use tax payments fell short of estimates by $177.7 million, and corporate income and franchise tax payments fell short of estimates by $149.3 million. With lowered available investment balances in the General Fund, investment earnings fell short of estimates by $43.1 million. Nevertheless, as a result of the actions taken pursuant to Executive Order No. 3, fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retirees’ Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-2001. The ending General Fund balance included $448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to Executive Order No. 3 restricting State expenditures.

On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which rescinded previous Executive Order No. 3 and identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget uses $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. The budget includes revenue growth of only 1.8% over last year, which is a far more conservative growth projection than has been used in past years. The budget contains over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provides no raises for state employees but does grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education must cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provides $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities will be closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities will receive full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, will share the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition will increase 8% for in-state students and 12% for out-of-state students. The State’s community colleges will receive $9 million less this year, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system will also get a $52 million increase for enrollment growth. Community college students will also see a tuition increase.

The conservative revenue growth projections used in the fiscal year 2002-2003 budget appear to be in line with actual revenues through November 2002, which may spare the State from a mid-year fiscal emergency for the first time in three years. Nevertheless, it is projected that the fiscal year 2003-2004 budget will be facing a $1.8 to 2 billion shortfall due to the use of one-time revenue sources and reserves to balance the current fiscal year budget.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was positive $265.7 million, as of June 30, 2001 it was negative $32.4 million, and as of June 30, 2002 it was negative $349 million.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. During the 2000-2001 fiscal year, this foundation awarded $5.1 million in grants to 34 organizations, and as of June 30, 2001, had an unreserved fund balance of $167.1 million. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. As of June 30, 2001, these two trust funds had unreserved fund balances of $73.8 million and $85.6 million, respectively. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

The economic profile of the State consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,878,700 jobs as of November 2002. The largest segment of jobs was approximately 1,067,200 in services, followed by 883,800 in wholesale and retail trade, and 696,500 in manufacturing. Based on November 2002 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment, thirteenth in services employment, eleventh in wholesale and retail trade employment, and eighth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analyses, per capita income in the State during the period from 1993 to 2002 grew from $19,770 to $27,514, an increase of 39.17%, while national per capita income over the same period grew from $21,539 to $30,472, an increase of 41.47%. As determined by the North Carolina Employment Security Commission, the seasonally adjusted unemployment rate in November 2002 was 6.1% of the labor force, as compared to the nationwide unemployment rate for November 2002 of 6.0%. The labor force has grown from 3,401,000 in 1990 to 3,953,500 as of November 2002, an increase of 16.25%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.

No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any municipal securities or in any manner questioning the proceedings or authority under which any municipal securities are issued or affecting the validity of any municipal securities. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1.    Leandro, et al. v. State of North Carolina and State Board of Education — School Funding.    In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the North Carolina Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. The cost of future programs which the trial court may order could exceed $100 million. The State has appealed this decision. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

2.    N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. — Use of Administration Payments.    On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

For the last fiscal year for which information was available to them, plaintiffs alleged liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed this decision. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

3.    Faulkenbury v. Teachers’ and State Employees’ Retirement System, Peele v. Teachers’ and State Employees’ Retirement System, and Woodard v. Local Governmental Employees’ Retirement System —Disability Retirement Benefits.    Plaintiffs are disability retirees who brought class actions in State court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The trial court ruled in favor of plaintiffs. The trial court’s order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the trial court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. Plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State in excess of $95.1 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the retirement systems.

4.    Southeast Compact Commission — Disposal of Low-Level Radioactive Waste.    North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The State has replied, requesting that the motion be denied. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

5.    State Employees Association of North Carolina v. State; Stone v. State — Diversion of Employer’s Retirement System Contribution.    On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and plaintiffs appealed to the State Court of Appeals. On December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action. In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. The State has filed a motion to dismiss. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s defense of these cases.

6.    Cabarrus County v. Tolson — Diversion of Local Government Tax Reimbursements and Shared Revenue.    On September 17, 2002, six counties and three municipalities filed suit against the State Secretary of Revenue demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. The Governor, in the exercise of his constitutional responsibility to balance the State budget, withheld tax revenues designated by statute for payment to local governments. The State has filed a motion to dismiss. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

7.    Goldston, et al. v. State — Diversion of Highway Trust Funds.    On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State’s ability to meet its financial obligations.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. The offering of the remaining $700 million of the authorized highway bonds is anticipated to occur over the next two to four years.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $218.9 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. An approximate total of $431.7 million of these authorized bonds remains unissued.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds. A total of $2.55 billion of these authorized bonds remains unissued.

Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath is $6 billion.

In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the State’s general obligation bonds.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds.

APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2000-01 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069

In the 1992-93 biennium, State and national fiscal uncertainties necessitated several actions to achieve GRF positive ending balances. An interim appropriations act was enacted effective July 1, 1991 and the general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the resources appropriated was $200 million from the BSF to the GRF. To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) In addition, the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF, and other administration revenue and spending actions were taken.

Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350 million and tax revisions that produced additional revenue of $194.5 million. As a first step toward BSF replenishment, $21 million from the GRF ending balance was deposited in the BSF.

For the 1994-95 biennium, expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535.200 million to the BSF, and $322.8 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes, and $30 million was transferred to a new transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending balance, $250 million was directed to school building construction and renovation, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, $34.4 million to the BSF, and $262.9 million transferred to the State Income Tax Reduction Fund.

For the 1998-99 biennium, GRF appropriations of approximately $36 billion provided significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the Income Tax Reduction Fund, $200 million into public school assistance programs, and $44.184 million into the BSF. Of the GRF biennium-ending fund balance $325.7 million was transferred to school building assistance; $293.185 million to the State Income Tax Reduction Fund; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

Then in March 2001 new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure a positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million (representing the historical 0.5% year end cash flow allowance). The State ended Fiscal Year 2001 with a GRF cash balance of $817.069 million and fund balance of $219.414 million making that transfer unnecessary.

In the current 2002-2003 biennium, ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Prior consideration has been in three general time frames – the initial June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major GRF funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

Transfer up to $150 million from the BSF to the GRF for increased Medicaid costs.

An additional $10 million from the BSF to an emergency purposes fund.

Transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate, and in the act as passed and signed. The same was true for the separate appropriations acts.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for the current Fiscal Year of $709 million and of $763 million for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

December legislation, the more significant aspects of which included:

•	Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).

•	Reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

•	Reducing appropriation spending authorizations for the legislative and judicial branches.

•	Making certain tax-related changes (including accelerating the time for certain payments).

•	Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate $41 million in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated GRF revenue shortfall estimates were approximately $763 million in the current Fiscal Year and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken in Fiscal Year 2002 and will be taken as necessary to ensure positive GRF fund balance for the biennium. In addition to further administrative and management steps, such as additional restraints on spending, these actions include legislation, signed by the Governor, that provide for, among other things:

Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds to the GRF.

$50 million reduction of the Fiscal Year 2002 ending GRF balance (to $100 million, from its previously budgeted level of $150 million).

Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack). The increase is estimated by OBM to produce approximately $283 million in Fiscal Year 2003.

Transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of $345 million in additionally authorized general obligation bonds.

Extension of the State income tax to Ohio-based trusts (a “sunset” provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law “economic stimulus changes” by modifying existing State law tie-ins to the federal tax base. The combination is estimated by OBM to produce approximately $283 million in Fiscal Year 2003.

Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of Fiscal Year 2002 GRF tax receipts were below those receipts in the prior Fiscal Year. Overall, GRF tax receipts in Fiscal Year 2002 were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108.306 million (fund) and $619.217 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.6 million). The Fiscal Year ending BSF balance was $427.904 million, already committed and appropriated to GRF use if needed in Fiscal Year 2003.

On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40 million, OBM in late January 2003 announced an additional GRF revenue shortfall of $720 million for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly’s prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $288 million.

•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million.

•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18 million.

•	Transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million).

•	A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

The Governor has proposed enactment of these legislative authorizations by March 1 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. OBM currently projects that these actions and the additional expenditure reductions ordered by the Governor, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65 million), will result in a positive GRF fund balance at June 30, 2003.

These and other measures—including proposed adjustments in bases of and rates for taxes that are significant sources of GRF receipts—are also reflected in the Governor’s budget proposal for the 2004-05 biennium which was released on February 3, 2003. That budget proposal will be reflected in appropriations legislation to be introduced in and considered for enactment by both houses of the General Assembly.

As discussed herein, the State is effectively precluded by law (including its Constitution) from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and his administration, and the General Assembly, continue and will continue to monitor financial developments on both the revenue and expenditure sides to ensure this positive GRF ending fund balance.

Additional appropriations actions, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

OBM expenditure estimates have not included additional expenditures that might be required pursuant to the latest Supreme Court order in the school funding litigation described herein.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”, now the Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS; plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current Fiscal Year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and has ordered notice be sent to the members of the class. Discovery is ongoing. Trial for liability only has been set for January 2003.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 to four months in Fiscal Years 1995, 1997 and 2000. In recent Fiscal Years, the highest GRF end-of-month cash flow deficiencies were $827.127 million in 2000, $1.152 billion in 2001, and $1.449 billion in 2002. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 and 2003, none of the moneys is to be applied to existing operating programs of the State. (As discussed above, there is to be a use of a portion of settlement moneys to assist in addressing the State’s current GRF revenue shortfall situation.) Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas in the State.

Under the current financial structure, Ohio’s 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

Litigation, similar to that in other states, has been pending in Ohio since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years. The Court directed the General Assembly “to enact a school-funding scheme that is thorough and efficient, as explained in [its prior decisions in 1997 and 2000], and the accompanying concurrences”.

In its prior decisions, the Court had stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Supreme Court had concluded in its 1997 and 2000 decisions, and one concurring Justice stated again in the recent decision, that property taxes no longer may be the primary means of school funding in Ohio.

It is not possible at this time to state what the General Assembly’s further responses will be, or what effect they or any related actions may have on the State’s overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

In response to that litigation, the General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized the plaintiffs and the Court as “unfunded mandates”. State appropriations for primary and secondary education made to date for the current 2002-03 biennium are $15.2 billion or 17% over the previous biennium and represent an increase of 8.1% in Fiscal Year 2002 over 2001 and 4.9% in Fiscal Year 2003 over 2002. Appropriations for school funding in recent bienniums were $13.3 billion in the 2000-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $686.020 million in Fiscal Year 2000, $655.036 million in Fiscal Year 2001 and $635.150 million in Fiscal Year 2002. Lottery profits (from the existing State lottery and from new participation by the State in a multi-state lottery) are projected to be $622.7 million in Fiscal Year 2003. Ohio participation in the multi-state lottery commenced on May 1, 2002; it cannot be predicted with any degree of certainty what receipts (currently projected to produce $41 million in Fiscal Year 2003) actually will be, or what effect, if any, the multi-state lottery participation will have on the State-level lottery. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99 and $23.7 million in 2000-01, and are at the $1.0 million level in 2002-03.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 1999, Ohio’s gross state product (GSP) totaled $362 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector ($93 billion) and second in durable goods ($63 billion). As a percent of Ohio’s 1999 gross state product, manufacturing was responsible for 26%, with 18% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2000 merchandise exports totaling $26 billion. The State’s two leading export industries are transportation equipment and industrial machinery, which together accounted for approximately 51% of the value of Ohio’s merchandise exports. In addition, with 14.9 million acres (of a total land area of 26.4 acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio’s economy. Ohio’s 2000 crop production value of $2.6 billion represented 3.7% of total U.S. crop production value. Ohio ranks in the top five states in the production of soybeans, wheat, corn, tomatoes, eggs, swiss and cottage cheese, milk sherbet and mushrooms. In 1999, Ohio’s agricultural sector output totaled $5.1 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.2 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and ninth in coal production.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 81% of all nonagricultural payroll workers in Ohio. In recent years, the average unemployment rate in Ohio has been lower than the national rate. For example, Ohio was 5.3%, below the national rate of 6.0% (seasonally adjusted) for December 2002.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s 2001 population estimate was 11,373,541.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively, although Moody’s (in December 2001) and Standard & Poor’s (in June 2002) have issued negative outlooks for Ohio bonds.

APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth’s largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Recent Developments

Recent financial results for the Commonwealth have been negatively affected by, among other things, the national economic recession. For fiscal year 2002 General Fund expenditures from Commonwealth revenues exceeded revenues causing a $1.2 billion operating deficit (on a budgetary basis). A transfer of $1.0 billion from the Commonwealth’s Tax Stabilization Reserve Fund and the use of the General Fund fiscal year beginning balance of $0.3 billion permitted the General Fund to end the fiscal year with a $143 million unappropriated surplus balance. Based on the latest GAAP basis unaudited statement data, which remains subject to revision, total General Fund revenues and expenditures during the fiscal year ended June 30, 2002 amounted to $33.1 billion and $32.5 billion, respectively, and net transfers out to other funds, amounted to $2 billion. The net change in total fund balance for the General Fund from the audited June 30, 2001 balance was a decrease of $1.5 billion, for a total fund balance at June 30, 2002 of $3 billion.

Through November 2002, slower than projected growth in the national economy has contributed to a shortfall of Commonwealth revenues to the fiscal year 2003. For December 2002, the Commonwealth collected $1.6 billion in General Fund revenues — $87.7 million or 5.1% less than anticipated. Fiscal year-to-date General Fund collections total $11.1 billion, which is $253.1 million or 2.2% below estimate. Based on fiscal year actual revenues through November 2002, the fiscal year 2003 General Fund revenues were anticipated to be $433.3 million below budget estimates by the end of the 2003 fiscal year (although newly-elected Governor Rendell has indicated that the state’s fiscal problems may be significantly worse). Outgoing Governor Schweiker had taken action to reduce current fiscal year expenditures and had proposed other actions to maintain an unappropriated surplus balance at fiscal year-end.

Recent Financial Results

The five-year period ending with fiscal 2001 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years until the beginning of a recession late in fiscal year 2001. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of

5.1% during the five-year period. Taxes increased at an average annual rate of 4.0% during the period. Expenditures and other uses during the fiscal 1997 through fiscal 2001 period rose at 5.7% average annual rate.

For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (.4%) above the estimate made at the time the budget was enacted.

For GAAP purposes, assets increased $454.2 million in fiscal 2001, primarily due to higher amounts of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3,698.2 million. The increase in assets over liabilities caused the fund balance to increase by $221.3 million to $4,485 million as of June 30, 2001. The unreserved-undesignated fund balance as of June 30, 2001 was $1,524.8 million, a $175.3 million reduction from the prior fiscal year. Revenues and other sources for fiscal year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce the $221.3 million increase in the fund balance. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year.

The fiscal 2001 budget continued then Governor Ridge’s emphasis on tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs.

Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments. Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year. Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession.

Audited GAAP basis information for fiscal 2002 is not yet available.

The adopted budget for fiscal year 2003 is based on an estimated 1.8% increase for Commonwealth revenues before accounting for any changes in tax and revenue provisions. After adjustments for various tax rate and tax base changes and special fund transfers and non-tax revenue changes enacted for the fiscal year 2003 budget, total Commonwealth revenues are projected to increase by 8.7% over fiscal year 2002 actual receipts and total $21,812.1 million. The tax revenue component of Commonwealth revenues is estimated to rise 7.3% above fiscal year 2002 receipts. Approximately two-thirds of this expected increase in tax revenues is due to the various tax rate and tax base changes enacted for the fiscal year 2003 budget.

The fiscal year 2003 estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to growth at a 3.9% rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipated that economic growth would recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation was expected to be low for fiscal year 2003 and unemployment levels were believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy were expected to maintain their current close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate. The enacted fiscal year 2003 budget provides $20,695.8 million of appropriations from Commonwealth revenues, a 0.4% decrease from fiscal year 2002 appropriations. $300 million is appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund.

At the midpoint of fiscal year 2003, economic growth in the nation and the state has not achieved the projections used to estimate fiscal year 2003 revenues. Consequently, actual Commonwealth revenues for the fiscal year to-date through November 2002 are $96.3 million below estimate for that period, a shortfall of 1.2%. Recent forecasts for the national economy now expect slower economic growth rates for the balance of fiscal year 2003 than was used for the fiscal year 2003 revenue estimate. The Commonwealth now anticipates, based on these revised forecasts, that Commonwealth revenues may be $433 million below budget estimates, a 1.2% reduction from the official budget estimate for the fiscal year. Responding to slower than anticipated growth in the national economy and Commonwealth revenues, outgoing Governor Schweiker directed $270 million of fiscal year 2003 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. At the end of fiscal year 2003, appropriated funds remaining in budgetary reserve may be lapsed into the budgetary balance and be available to offset revenue shortfalls, to fund potential supplemented appropriations, or to be re-appropriated for other budget purposes. In addition to placing a portion of appropriated funds into budgetary reserve, the Commonwealth estimates that $95 million in various appropriation lapses will also be available to offset revenue shortfalls. Governor Schweiker had also proposed that the General Assembly approve the transfer of $50 million from the Budget Stabilization Reserve Fund to the General Fund as a partial offset of revenue shortfalls. No assurance can be given that the General Assembly will undertake the budgetary action recommended by the former Governor.

Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 1990’s. From 1997 through 2001, Pennsylvania’s annual average unemployment rate was below the Middle Atlantic Region’s average, but slightly higher than that of the United States. As of October 2002, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.3%.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2001 increased at an annual rate of 1.2%. This compares to a 1.6% rate for the Middle Atlantic region and a 2.1% rate for the United States as a whole during the period 1991 through 2000.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2002, the Commonwealth had $6,059.3 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain Commonwealth-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in Special Revenue bonds outstanding as of June 30, 2002.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Powell v. Ridge

Over recent years, there have been three suits directed at school funding, Marrero v. Commonwealth; Pennsylvania Association of Rural and Small Schools v. Ridge; and Powell v. Ridge. The first two have been resolved in the Commonwealth’s favor. The third, Powell v. Ridge, remains pending but does not appear to present a viable claim in its current form.

In 1998, a suit was filed in the United States District Court for the Eastern District of Pennsylvania on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth’s formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The suit claims that the funding disparities ultimately injure non-white students by limiting their educational opportunities. The plaintiffs seek a declaration that the Commonwealth’s funding practices and policies discriminate against minority students in violation of Federal law, and they seek an injunction prohibiting the Commonwealth prospectively from using a discriminatory school funding scheme. Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the U.S. Court of Appeals for the Third Circuit and the U.S. Supreme Court decided other cases that likely would directly affect the plaintiffs’ claims. Those decisions have now been issued and make clear that the plaintiffs’ claims, as currently pled, are not viable.

In Alexander v. Sandoval, 532 U.S. 275 (2001), the U.S. Supreme Court held that no party other than the federal government may bring suit to enforce regulations promulgated by a federal agency under Title VI of the Civil Rights Act of 1964 prohibiting federally-funded programs from having racially discriminatory effects. Then, in South Camden Citizens In Action v. New Jersey Dep’t of Env. Prot., 274 F.3d 771 (3d Cir. 2001), cert. denied, 122 S. Ct. 2621 (2002), the U.S. Court of Appeals for the Third Circuit ruled that a plaintiff also could not seek to enforce Title VI regulations prohibiting discriminatory effects in federally-funded programs under 42 U.S.C. § 1983. The principles applied by the Court of Appeals in South Camden Citizens In Action were endorsed by the U.S. Supreme Court in Gonzaga Univ. v. Doe, 122 S. Ct. 2268 (2002). Based on these cases, it seems clear that the claims now presented by the plaintiffs in Powell v. Ridge cannot proceed as they are pled. Though South Camden Citizens In Action was decided finally in June, no party has taken action to lift the stay in Powell. Based on statements to the district court made by some of the Powell plaintiffs in 2001, the defendants — the Governor, the Secretary of Education, the State Treasurer, and the chair of the State Board of Education — anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act. However, the U.S. Court of Appeals has made clear: To prove intentional discrimination by a facially neutral policy [actionable under Title VI of the Civil Rights Act,], a plaintiff must show that the relevant decision-maker (e.g. a state legislature) adopted the policy at issue “‘because of,’ not merely ‘in spite of,’ its adverse effects upon an identifiable group.” A mere awareness of the consequences of an otherwise neutral policy will not suffice.

Since that time, the Governor of Pennsylvania and the Pennsylvania Secretary of Education together with the Mayor of Philadelphia entered into an agreement that resulted in the designation of the Philadelphia School District as distressed under the School Code. Prior to making that agreement the governmental plaintiffs and the defendants asked the District Court to stay all proceedings in the case until the end of October 2001. The non-governmental plaintiffs oppose the stay. The District Court granted the stay of proceedings in December 2001 pending resolution of the appeal in South Camden Citizens in Action v. New Jersey Dept. of Environmental Protection, 145 F. Supp.2d 505 (D.N.J. May 10, 2001).

PPG Industries, Inc. v. Commonwealth of Pennsylvania

By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania’s capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed the Commonwealth Court must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990). i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce.

During the course of the litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation. However, the Commonwealth announced a retrospective remedy on April 29, 2002, which appears to be revenue neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount.

Unisys Corporation v. Commonwealth

Unisys challenged the statutory three-factor apportionment formula used for the appointment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Its argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. The Court held oral argument in December 2000. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed an application for re-argument which is pending before the Court. It is also anticipated that Unisys will file a petition for certiorari to the U.S. Supreme Court.

Northbrook Life Insurance Co., No. 1120 F&R1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying obligations of other companies, an assessed insurance company may claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments and annuity assessments. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim a credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period from 1992 to 1995 and not all annuity considerations were subject to tax. The Pennsylvania Department of Revenue allowed credits for assessments paid on taxable annuity considerations, but credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only assessments paid on taxable annuities and taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

APPENDIX K

INFORMATION CONCERNING MUNICIPAL SECURITIES

A.    DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal of and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund’s portfolio may include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See “Dividends and Taxes—Taxes.”

B.    RATINGS OF MUNICIPAL SECURITIES

Description of Moody’s Investors Service, Inc. (“Moody’s”) Municipal Bond Ratings

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime 1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime 2—Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) Municipal Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c
The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p
The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (–):    The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1
A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Short-Term Note Credit Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch, Inc. (“Fitch”) Credit Ratings

Fitch ratings provide an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international long-term “AAA” — “BBB” categories; short-term “F1” — “F3”) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long-term “BB” — “D”; short-term “B” — “D”) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit ratings and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

International Credit Ratings

Fitch ratings cover the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Analytical Considerations

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Investment grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security default, are a relatively minor consideration in investment grade ratings, but Fitch does use “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+.” The first rating denotes long term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

International Long Term Credit Ratings

Investment Grade

AAA
Highest Credit Quality.    “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very High Credit Quality.    “AA” ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High Credit Quality.    “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good Credit Quality.    “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative.    “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly Speculative.    “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC CC C
High Default Risk.    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD DD D
Default.    The ratings of organizations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90-100% of outstanding amounts and accrued interest. “DD” indicates potential recovery in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

International Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to long-term and short-term ratings:

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one or two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX L

INFORMATION CONCERNING
TAX-EXEMPT SECURITIES

A.    DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY INSTRUMENTS
AND CORPORATE BOND RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety. A-1, the highest of the three, indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on the obligations is extremely strong. A-2 indicates that the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior ability for repayment of senior short term debt obligations. Prime-2 issuers have a strong ability for repayment, but to a lesser degree than Prime-1.

Fitch, Inc., (“Fitch”) employs the rating Fl to indicate issues regarded as having the strongest degree of assurance capacity for timely payment of financial commitments. The rating F2 indicates a satisfactory capacity for timely payment, although the margin of safety is not as great as indicated by the Fl category.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial commitment is extremely strong. Bonds rated AA differ from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

Bonds rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payments of financial commitments. Bonds rated AA denote a very low expectation of investment risk. They indicate a very strong capacity for timely payments of financial commitments.

B.    INFORMATION CONCERNING TAX-EXEMPT SECURITIES

Description of Tax-Exempt Securities

Tax-Exempt Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit, including pollution control facilities. Such obligations are included within the term Tax-Exempt Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Tax-Exempt Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The portfolio may generally include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligations bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Yields on Tax-Exempt Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Tax-Exempt Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Tax-Exempt Securities in which the Tax-Exempt Fund invests to meet their obligations for the payment of interest and repayment of principal when due. There are variations in the risks involved in holding Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Tax-Exempt Securities and the obligations of the issuers of such Tax-Exempt Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Tax-Exempt Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Tax-Exempt Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Tax-Exempt Fund to pay “exempt-interest dividends” would be adversely affected and the Tax-Exempt Fund would re-evaluate its investment objective and policies and consider changes in its structure.

Ratings of Municipal Notes and Short Term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety.  A-1, the highest of the three, indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on the obligations is extremely strong. A-2 indicates that the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that are determined to possess a very strong capacity to pay debt service will be given a “SP-1” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior capacity for repayment of senior short term debt obligations. Prime-2 issuers have a strong capacity for repayment, but to a lesser degree than Prime-1 to repay punctually. Prime-1 issues have a superior ability for repayment. Prime-2 issues have a strong ability for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG 1/VMIG 1, which denotes superior credit quality enjoying excellent protection by established cash flows, highly reliable liquidity support or “demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 denotes strong credit quality with margins of protection that are ample although not as large as for MIG 1/VMIG 1.

Fitch employs the rating F-1+ to indicate short term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of obligors such as guarantors, insurers or other forms of credit enhancement on the obligation.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments, which is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as developments in the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

CODE # 16818-0203

CMA PENNSYLVANIA MUNICIPAL MONEY FUND

PART C.    OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description

1	(a)	—Declaration of Trust of the Registrant dated February 6, 1987.(a)

	(b)	—Amendment to the Declaration of Trust.(a)

	(c)	—Instrument establishing CMA Pennsylvania Tax-Exempt Fund as a series of the Registrant.(a)

	(d)	—Change of series designation to CMA Pennsylvania Municipal Money Fund (the “Fund”), filed May 9, 1993.(a)

	(e)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(k)

	(f)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(l)

2		—Amended and Restated By-Laws of the Registrant.(h)

3		—Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of the Fund as a series of the Registrant.(b)

4	(a)	—Form of Management Agreement between the Registrant and Fund Asset Management, L.P.(a)

	(b)	—Supplement to the Management Agreement with Fund Asset Management, L.P.(c)

5		—Form of Unified Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(n)

6		—None.

7		—Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(i)

8	(a)(1)	—Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement between the Registrant and Financial Data Services, Inc.(a)

	(a)(2)	—Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(g)

	(b)	—Form of Cash Management Account Agreement.(m)

	(c)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(d)

9		—Opinion of Brown & Wood LLP, counsel for the Registrant.(e)

10		—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.

11		—None.

12		—Certificate of Fund Asset Management, L.P.(a)

13		—Form of Amended and Restated Distribution and Shareholder Servicing Plan between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(j)

14		—None.

15		—Code of Ethics.(f)

(a)	Filed on July 31, 1995 as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”).
(b)

Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration Statement; and to Articles I, V and VI of the Registrant’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 6 to the Registration Statement.

(c)	Filed on July 29, 1994 as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(e)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.
(g)	Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917) filed on September 28, 2001.
(h)	Filed on July 18, 2001 as Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement.
(i)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(j)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 29, 2002.
(k)	Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 29, 2002.
(l)	Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 29, 2002.
(m)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of CMA Tax-Exempt Fund (File No. 2-69877), filed on February 10, 2003.
(n)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on September 19, 2002.

Reference is made to the Registration Statements under the Securities Act of 1933 (the “Securities Act”) on Form N-1A in connection with exhibits relating to the CMA Arizona Municipal Money Fund (File No. 33-54492), CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA Michigan Municipal Money Fund (File No. 33-38834), CMA New Jersey Municipal Money Fund (File No. 33-34609), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780) and CMA Ohio Municipal Money Fund (File No. 33-38835).

Item 24.    Persons Controlled by or under Common Control with the Registrant.

The Registrant is not controlled by, or under common control with, any person.

Item 25.    Indemnification.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 7 of the unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the distributors within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Manager.

Set forth below is a list of each executive officer and partner of the Manager, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 2000 for his, her or its own account or in the capacity of director, officer, partner or trustee.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Investment Managers, L.P. (“MLIM”)

Princeton Services	General Partner	General Partner of MLIM

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Robert C. Doll, Jr.	President

President of MLIM; Co-Head (Americas Region) and Senior Vice President of the Manager and of MLIM from 2000 to 2001; Senior Vice President of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Philip L. Kirstein	General Counsel	General Counsel (Americas Region) of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies for which the Manager, MLIM or an affiliate acts as investment adviser, and Mr. Doll is an officer of one or more such companies.

FAM acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies.

MLIM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLIM, FAM, Princeton Services and Princeton Administrators is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAMD is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, FDS, is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 27.    Principal Underwriters.

(a)  Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies: CBA Money Fund; CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; nine other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for the closed-end investment companies referred to in the first paragraph of Item 26, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

(b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is Four World Financial Center, New York, New York 10281.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
E. Stanley O’Neal	Chairman of the Board, Chief Executive Officer and Director	None
Thomas H. Patrick	Director and Executive Vice President	None
Rosemary T. Berkery	Executive Vice President	None
Dominic A. Carone	Controller and First Vice President	None
Barry S. Friedberg	Executive Vice President	None
John J. Fosina	Chief Financial Officer and First Vice President	None
James B. Gorman	Executive Vice President	None
Jerome P. Kenny	Executive Vice President	None
John A. McKinley	Executive Vice President	None
Arshad R. Zakaria	Executive Vice President	None
Judith A. Witterschein	Secretary and First Vice President	None

(c)    Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Funds—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management of the Funds—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

(a)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey, on the 10th day of February, 2003.

CMA MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)

By:	/s/ TERRY K. GLENN
(Terry K. Glenn, President and Trustee)

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/S/ TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

/S/ DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ RONALD W. FORBES* (Ronald W. Forbes)	Trustee

/S/ CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

/S/ CHARLES C. REILLY* Charles C. Reilly	Trustee

/S/ KEVIN A. RYAN* (Kevin A. Ryan)	Trustee

/S/ ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

/S/ RICHARD R. WEST* (Richard R. West)	Trustee

/S/ EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee

*By:	/s/ TERRY K. GLENN	February 10, 2003
(Terry K. Glenn, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number	Description

10	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.